                                SECURITIES AND EXCHANGE COMMISSION

                                      Washington, D.C. 20549

                                             Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

Pre-Effective Amendment No.                                                [ ]

Post-Effective Amendment No.         25        (File No. 2-97636)          [X]
                                 ---------

                                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

Amendment No.        25        (File No. 811-4299)                         [X]
                  ---------


                       IDS LIFE SERIES FUND, INC.
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             IDS Tower 10, Minneapolis, Minnesota 55440-0010
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                             (612) 671-3678
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      Mary Ellyn Minenko - IDS Tower 10, Minneapolis, MN 55440-0010
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Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on June 29, 1999 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

IDS Life Series Fund, Inc.
     Equity Portfolio
     Equity Income Portfolio
     Government Securities Portfolio
     Income Portfolio
     International Equity Portfolio
     Managed Portfolio
     Money Market Portfolio

prospectus/june 29, 1999

References to "Fund" throughout the remainder of this prospectus refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.

Please note that each Fund:

o is not a bank deposit

o is not federally insured

o is not endorsed by a bank or government agency

o is not guaranteed to achieve its goals

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

IDS Life Insurance Company (IDS Life) is not a bank or financial institution, and the securities it offers are not deposits or obligations of, or guaranteed or endorsed by, any bank or financial institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Managed by IDS Life Insurance Company

Table of Contents

TAKE A CLOSER LOOK AT:

The Funds

Equity Portfolio                                         3p
Goal                                                     3p
Investment Strategy                                      3p
Risks                                                    4p
Past Performance                                         5p
Management                                               6p
Equity Income Portfolio                                  7p
Goal                                                     7p
Investment Strategy                                      7p
Risks                                                    8p
Management                                               8p
Past Performance                                         8p
Government Securities Portfolio                          9p
Goal                                                     9p
Investment Strategy                                      9p
Risks                                                    9p
Past Performance                                        10p
Management                                              11p
Income Portfolio                                        12p
Goal                                                    12p
Investment Strategy                                     12p
Risks                                                   13p
Past Performance                                        13p
Management                                              14p

International Equity Portfolio                          15p
Goal                                                    15p
Investment Strategy                                     15p
Risks                                                   16p
Past Performance                                        17p
Management                                              18p
Managed Portfolio                                       19p
Goal                                                    19p
Investment Strategy                                     19p
Risks                                                   20p
Past Performance                                        20p
Management                                              21p
Money Market Portfolio                                  22p
Goal                                                    22p
Investment Strategy                                     22p
Risks                                                   23p
Past Performance                                        23p
Management                                              24p
Buying and Selling Shares                               24p
Valuing Fund Shares                                     24p
Purchasing Shares                                       24p
Transferring/Selling Shares                             24p
Distributions and Taxes                                 25p
Business Structure                                      26p
Financial Highlights                                    28p

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable life insurance policy from IDS Life or IDS Life Insurance Company of New York and allocating your premium payments to the subaccounts that invest in the Fund. The Fund may have similar investment policies, goals and objectives as other funds managed or advised by IDS Life or its affiliates. However, it is not the same as those other funds. It will have its own portfolio holdings and its own fees and expenses. Accordingly, the performance of the Fund will not be the same as any other fund.

Equity Portfolio


GOAL
The goal of the Fund is capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.


INVESTMENT  STRATEGY

The Fund primarily invests in U.S. common stocks and securities convertible into common stocks.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment advisor, chooses equity investments by:

o  Identifying companies with:
   -- effective management,
   -- financial strength,
   -- competitive market position, and
   -- growth potential (these companies may be well-seasoned or relatively new and lesser-known as long as the investment advisor believes the stock is attractive for capital growth),

o Anticipating market trends.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     -- the security is overvalued,
     -- the security has reached AEFC's price objective, -- the company has met AEFC's earnings and/or growth expectations, -- political, economic, or other events could affect the company's performance,
     -- AEFC wishes to minimize potential losses (i.e., in a market down-turn), -- AEFC wishes to lock-in profits, and -- AEFC identifies a more attractive opportunity.

Although not a primary investment strategy, the Fund also may invest in foreign securities, derivative instruments, money market securities, and other instruments.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could reduce the benefit from any improvement in the market or result in the Fund not achieving its goal. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

For more information on strategies and holdings, see the Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Small Company Risk
   Style Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund existed, and
o how its average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Equity Portfolio Performance (based on calendar years)
-------------------------------------------------------------------------------
+23.72% -4.90%  +66.28% +5.20% +13.36% +2.76%  +38.39% +19.91% +21.13%  +9.05%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997     1998
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------


During the period shown in the bar chart, the highest return for a calendar quarter was +26.33% (quarter ending December 1998) and the lowest return for a calendar quarter was -23.55% (quarter ending September 1998).

The Fund's year to date return as of March 31, 1999 was -1.86%.

---------------------------------------------------------------------------------------------------
  Average Annual Total Returns (as of Dec. 31, 1998)
                                                           1 year                         5 years                    10 years
---------------------------------------------------------------------------------------------------
 Equity Portfolio                                          +9.05%                         +17.64%                     +18.05%
 S&P 500 Index                                            +28.57%                         +24.01%                     +18.29%
 S&P MidCap 400 Index                                     +18.91%                         +18.68%                     +17.90%
---------------------------------------------------------------------------------------------------
 Lipper Growth & Income Fund Index                        +13.58%                         +17.83%                     +15.54%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P500 Index companies are generally larger than those in which the Fund invests.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of Dec. 31, 1990.

Lipper Growth & Income Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.


MANAGEMENT
Louis Giglio joined AEFC in January 1994 and serves as portfolio manager. He was appointed to manage this Fund in April 1997. He also serves as portfolio manager for IDS Strategy Aggressive Fund and the World Technologies Portfolio. Prior to joining AEFC, he had eight years of experience as a financial analyst with Bear, Stearns & Co. Inc. covering the microcomputer software and computer services industries.

Equity Income Portfolio

GOAL
The goals of the Fund are a high level of current income and, as a secondary goal, steady growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 65% of its net assets in dividend-paying common and preferred stocks.

The selection of dividend-paying stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses equity investments by:

o Identifying companies with:
   -- dividend-paying stocks,
   -- effective management,
   -- financial strength, and
   -- moderate growth potential.
o Determining specific industry weightings within the following sectors:
   -- Consumer cyclical     -- Energy
   -- Consumer stable       -- Technology
   -- Financial             -- Industrial
o Identifying stocks that are selling at low prices in relation to:
   -- current and projected earnings,
   -- current and projected dividends, and
   -- historic price levels.
In evaluating whether to sell a security, AEFC considers, among other factors, whether:
   -- the security is overvalued,
   -- the security has reached AEFC's price objective, -- the company has met AEFC's earnings and/or growth expectations, and -- the company or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in foreign securities, convertible securities, real estate investment trusts, debt obligations (including bonds and commercial paper), money market securities, and other instruments.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing could reduce the benefit from any improvement in the market or result in the Fund not achieving its goal. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies, see the Fund's SAI.

RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Sector/Concentration Risk
   Inflation Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

MANAGEMENT
Kurt Winters, senior portfolio manager, joined AEFC in 1987. Kurt is responsible for overall investment management, including the determination of the sectors in which the Fund will invest. A team of research professionals makes investment decisions within those sectors. From 1992 to 1995, he managed IDS Life Series Fund, Managed Portfolio. He was appointed to manage IDS Discovery Fund in 1995. He also manages IDS Equity Value Fund, IDS Progressive Fund and Balanced Portfolio.

PAST PERFORMANCE
The Fund is new and began operation on May 3, 1999 and, therefore, performance information is not available at this time.

Goverment Securities Portfolio

GOAL
The goal of the Fund is a high level of current income and safety of principal. Because any investment involves risk, achieving this goal cannot be guaranteed.


INVESTMENT STRATEGY
Under normal market conditions, the Fund's assets primarily are invested in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o Considering opportunities and risks by reviewing credit characteristics and interest rate outlook.
o  Identifying and buying securities that:
   -- are high quality, or
   -- have similar qualities, in AEFC's opinion, even though they are not rated or have been given a lower rating by a rating agency, and -- have short or intermediate-term maturities.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
   -- the interest rate or economic outlook changes, -- the security is overvalued,
   -- AEFC wishes to lock-in profits,
   -- AEFC identifies a more attractive opportunity, and -- the issuer or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in money market securities, investment grade non-governmental debt obligations, and other instruments.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could reduce the benefit from any improvement in the market or result in the Fund not achieving its goal. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

For more information on strategies and holdings, see the SAI and the annual/semiannual reports.

RISKS
Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:
   Market Risk
   Correlation Risk
   Interest Rate Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund existed, and
o how its average annual total returns compare to a recognized securities market index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Government Securities Portfolio Performance (based on calendar years)

-------------------------------------------------------------------------------
+15.28% +6.09% +16.39% +6.68%  +12.18% -4.89%  +18.02% +1.49%  +8.60%  +8.39%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997     1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +9.50% (quarter ending June 1989) and the lowest return for a calendar quarter was -4.14% (quarter ending March 1994).

The Fund's year to date return as of March 31, 1999 was -1.02%.

---------------------------------------------------------------------------------------------------
 Average Annual Total Returns (as of Dec. 31, 1998)
                                                           1 year                         5 years                    10 years
---------------------------------------------------------------------------------------------------
 Government Securities Portfolio                           +8.39%                          +6.04%                      +8.61%
---------------------------------------------------------------------------------------------------
 Merrill Lynch 1-3 Year Government Index                   +6.98%                          +5.98%                      +7.38%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

Merrill Lynch 1-3 Year Government Index is an unmanaged list of all treasury and agency securities. The index is used as a general measure of performance. However, the securities used to create the index may not be representative of the debt securities held in the Government Securities Portfolio. The securities included in the index may not be the same as those held by the Fund.


MANAGEMENT
Colin Lundgren joined AEFC in 1986 and serves as portfolio manager. He has managed the Fund since January 1997. He served as associate portfolio manager for IDS Advisory and Wealth Management Service from 1995 to 1997. Prior to that he held various positions of responsibility for the development and operation of enhanced equity index products, fixed income quantitative analysis, and mortgage sector analysis.

Income Portfolio

GOAL
The goal of the Fund is to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
Under normal market conditions, the Fund primarily will invest in debt securities. At least 50% of its net assets are invested in investment grade corporate bonds, certain unrated debt obligations that are believed to be of investment grade quality, and government securities (including asset-backed securities). The Fund will purchase bonds that are issued by U.S. and foreign companies. Foreign investments are limited to 25% of the Fund's total assets.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o Considering opportunities and risks by reviewing credit characteristics and interest rate outlook.

o  Identifying and buying securities that:
   -- are medium and high quality,
   -- have maturities that complement AEFC's expectations for long-term and short-term interest rates, and
   -- are expected to outperform other market sectors on a risk-adjusted basis (i.e., after considering coupon, sinking fund provision, call protection, and quality).

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
   -- the interest rate or economic outlook changes, -- a sector or industry is experiencing change, -- a security's rating is changed or is vulnerable to a change, -- the security is overvalued, and -- AEFC identifies a more attractive opportunity.

Although not a primary investment strategy, the Fund also may invest in money market securities, derivative instruments, convertible securities, and other instruments.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could reduce the benefit from any improvement in the market or result in the Fund not achieving its goal. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

For more information on strategies and holdings, see the SAI and the annual/semiannual reports.

RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Interest Rate Risk
   Credit Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:
o how the Fund's performance has varied for each full calendar year that the Fund existed, and
o how its average annual total returns compare to a recognized securities market index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Income Portfolio Performance (based on calendar years)

-------------------------------------------------------------------------------
+11.63% +6.04% +15.43% +9.62%  +14.92% -4.38%  +21.04% +3.60%  +8.04%   +5.49%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997     1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +7.24% (quarter ending June 1995) and the lowest return for a calendar quarter was -3.44% (quarter ending March 1994).

The Fund's year to date return as of March 31, 1999 was +0.06%.

 Average Annual Total Returns (as of Dec. 31, 1998)
                                                           1 year                         5 years                    10 years
---------------------------------------------------------------------------------------------------
 Income Portfolio                                          +5.49%                          +6.42%                      +8.92%

---------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index                      +7.44%                          +6.97%                      +9.10%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

Lehman Brothers Aggregate Bond Index is an unmanaged index made up of a representative list of government and corporate bonds as well as asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

MANAGEMENT
Lorraine R. Hart joined AEFC in 1984 and serves as vice president - insurance investments. She has managed the Fund since 1991. She also manages the invested asset portfolios of IDS Life, IDS Life of New York, and American Enterprise Life Insurance Company.

International Equity Portfolio

GOAL
The goal of the Fund is capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in common stocks of foreign issuers. Under normal market conditions, at least 65% of the Fund's total assets are invested in foreign equity securities having a potential for superior growth. The Fund may invest in developed and in emerging markets.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:
o Considering opportunities and risks within regions or countries (the percentage of assets invested in particular countries or regions will change according to their political stability and economic condition -- ordinarily AEFC will invest in companies domiciled in at least three foreign countries),
o  Identifying sectors or companies with strong growth potential, and
o Selecting stocks of companies that AEFC believes have the following fundamental strengths:
   -- financial strength,
   -- high demand for their products or services, and
   -- effective management.

AEFC decides how much to invest in various countries and local currencies, and then buys securities that offer the best opportunity for long-term growth.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
   -- the security is overvalued,
   -- the security has reached AEFC's price objective, -- the company or the security continues to meet the standards described above, and
   -- the region or country is undergoing political, economic, or other change.

AEFC closely monitors the Fund's exposure to foreign currency fluctuations. From time to time, AEFC may purchase derivative instruments to hedge against currency fluctuations.

Although not a primary investment strategy, the Fund also may invest in money market securities, debt securities, and other instruments.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in these securities. Although the Fund will invest in these securities primarily to avoid losses, this type of investing also could reduce the benefit from any improvement in the market or result in the Fund not achieving its goal. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

For more information on strategies and holdings, see the SAI and the annual/semiannual reports.

RISKS
This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Correlation Risk
   Foreign/Emerging Markets Risk
   Liquidity Risk
   Style Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever an investor holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund existed, and
o how its average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

International Equity Portfolio Performance (based on calendar years)

-------------------------------------------------------------------------------
                                               +39.33% +23.85% +6.20%  +21.52%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997     1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +17.80% (quarter ending June 1995) and the lowest return for a calendar quarter was -15.13% (quarter ending September 1998). The Fund's year to date return as of March 31, 1999 was +2.25%.

---------------------------------------------------------------------------------------------------
 Average Annual Total Returns (as of Dec. 31, 1998)
                                                                                          1 year                  Since inception
---------------------------------------------------------------------------------------------------
 International Equity Portfolio                                                           +21.52%                    +20.67%a
---------------------------------------------------------------------------------------------------
 Goldman Sachs Extended Global Market Index ex U.S.                                       +16.70%                    +10.44%b

a Inception date was Oct. 28, 1994.
b Measurement period started Nov. 1, 1994.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

The Goldman Sachs Extended Global Market Index ex. U.S. consists of market capitalization-weighted combinations of the Financial Times/Standard & Poor's (FT/S&P) Actuaries World Indices and the International Finance Corporation Investable (IFCI) Indices. The FT/S&P Actuaries Indices include 26 primarily developed countries and cover approximately 80% of the equity capitalization within those countries. The IFCI Market Indices consist of an additional 46 primarily emerging market countries and covers between 60% and 70% of the total capitalization in the markets included. The index is used here as a general measure of performance. However, the securities used to create the index may not be representative of the securities held in the International Equity Portfolio. The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
John O'Brien joined AEFC in 1988 and serves as vice president and portfolio manager for American Express Asset Management International Inc. He became portfolio manager of this Fund and World Growth Portfolio in September 1997. He also is a member of the portfolio management team for Total Return Portfolio.

Managed Portfolio

GOAL
The goal of the Fund is to maximize total investment return through a combination of capital appreciation and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in a combination of equity and debt securities. It will invest in a combination of common and preferred stocks, convertible securities, debt securities, and money market instruments. Its investments will be continuously adjusted subject to the following three net asset limits: (1) up to 75% in equity securities, (2) up to 75% in bonds or other debt securities, and (3) up to 100% in money market instruments. Of the assets invested in bonds, at least 50% will be in investment grade corporate bonds (or in other bonds that the investment manager believes have the same investment qualities) and in government bonds. Foreign investments will not exceed 25% of the Fund's total assets.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses equity investments by:

o Identifying companies with:
   -- effective management,
   -- financial strength,
   -- competitive market position, and
   -- growth potential (these companies may be well-seasoned or relatively new and lesser-known as long as the investment advisor believes the stock is attractive for capital growth),
o Anticipating market trends.

AEFC chooses debt obligations by:
o  Considering opportunities and risks by credit rating and currency.
o  Focusing on investment-grade U.S. and foreign bonds.
o  Focusing on bonds that contribute to portfolio diversification.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
     -- the security is overvalued,
     -- the security has reached AEFC's price objective, and -- the company or the security continues to meet the standards described above.

Although not a primary investement strategy, the Fund also may invest in certain other instruments (including derivative instruments). AEFC may make frequent securities trades that could result in increased fees and expenses.

For more information on strategies and holdings, see the SAI and the annual/semiannual reports.

RISKS
Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:
   Market Risk
   Interest Rate Risk
   Credit Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund existed, and
o how its average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


--------------------------------------------------------------------------------
Managed Portfolio Performance (based on calendar years)

-------------------------------------------------------------------------------
+30.61% +8.39% +32.11% +10.34% +19.87% +0.66%  +19.04% +14.52% +17.91% +14.42%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997     1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +16.86% (quarter ending December 1998) and the lowest return for a calendar quarter was -11.45% (quarter ending September 1998).

The Fund's year to date return as of March 31, 1999 was +4.95%.

Average Annual Total Returns (as of Dec. 31, 1998)

                                                           1 year                         5 years                    10 years
---------------------------------------------------------------------------------------------------
 Managed Portfolio                                        +14.42%                         +13.11%                     +16.44%
 S&P 500 Index                                            +28.57%                         +24.01%                     +18.29%
---------------------------------------------------------------------------------------------------
 Lipper Balanced Fund Index                               +15.09%                         +13.87%                     +13.32%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.

Lipper Balanced Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Scott Schroepfer joined AEFC in 1990 and serves as senior portfolio manager. He has managed the fixed income portfolio of Managed Portfolio since 1995 and as associate portfolio manager since 1994. Prior to that he served as a high-yield corporate bond analyst.

Douglas Guffy joined AEFC in 1994 as an equity analyst and serves as portfolio manager. He began managing the equity income portfolio of Managed Portfolio in September 1998 and served as associate portfolio manager since 1997. Prior to that, he served as group director-financial services within the research department.

Money Market Portfolio

GOAL
The goal of the Fund is to provide maximum current income consistent with liquidity and conservation of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

The selection of short-term debt obligations is the primary decision in building the investment portfolio. The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the SEC for money market funds. For example, the Fund:

o limits its average portfolio maturity to ninety days or less;
o buys obligations with remaining maturities of 397 days or less; and
o buys only domestic obligations that present minimal credit risk.

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses investments by:

o Considering opportunities and risks given current interest rates and anticipated interest rates.
o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

   -- the issuer's credit rating declines or AEFC expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until AEFC believes it is advantageous to sell), -- political, economic, or other events could affect the issuer's performance,
   -- AEFC identifies a more attractive opportunity, and -- the issuer or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the SAI and the annual/semiannual reports.

RISKS
Please remember that with any investment you may lose money. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will vary from day-to-day. Principal risks associated with an investment in the Fund include:

   Market Risk
   Interest Rate Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund existed, and
o how its average annual total returns compare to a recognized securities market index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

 Money Market Portfolio Performance (based on calendar years)

-------------------------------------------------------------------------------
+8.76% +7.98%  +5.60%  +3.37%  +2.66%  +3.62%  +5.21%  +4.94%  +5.09%  +5.06%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997     1998
-------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a calendar quarter was +2.26% (quarter ending June 1989) and the lowest return for a calendar quarter was +0.63% (quarter ending March 1994).

The Fund's year to date return as of March 31, 1999 was +1.09%.

 Average Annual Total Returns (as of Dec. 31, 1998)
                                                           1 year                         5 years                    10 years
---------------------------------------------------------------------------------------------------
 Money Market Portfolio                                    +5.06%                          +4.78%                      +5.21%

This table shows total returns from a hypothetical investment in the Fund. The expenses do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices.

MANAGEMENT
Terry Fettig joined AEFC in 1986 and serves as portfolio manager. He has managed this Fund since 1996. He also serves as portfolio manager of IDS Cash Management Fund, IDS Intermediate Tax-Exempt Fund, IDS Tax-Free money Fund and IDS Life Moneyshare Fund.

Buying and Selling Shares

VALUING SHARES
The net asset value (NAV) is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Standard Time (CST), each business day (any day the New York Stock Exchange is open).

Money Market Portfolio's securities are valued at amortized cost. In valuing assets of Equity, Equity Income, Government Securities, Income, International Equity, and Managed Portfolios investments are valued based on market value, or where market quotations are not readily available, based on methods selected in good faith by the board. Because each Fund invests in securities that are primarily listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

PURCHASING SHARES
You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable life insurance policy from IDS Life or IDS Life of New York and allocating your premium payments among different subaccounts of the variable accounts that invest in the Funds. In the future, the Fund may offer shares to the owners of other variable life and variable annuity contracts and qualified plans. Shares will be priced at the next NAV calculated after premium payments are received by the insurance company. Your financial advisor will help you fill out and submit an application. For further information concerning acceptance of our application see the variable life insurance policy prospectus.

TRANSFERRING/SELLING SHARES
You can transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives. Please refer to your variable life insurance policy prospectus for more information about transfers among subaccounts.

You may sell any shares presented by the subaccounts. Policy surrender details are described in your variable life insurance policy prospectus. Payment generally will be mailed within seven days of the surrender request. The amount may be more or less than the amount invested. Shares will be sold at NAV at the next close of business after we accept the request.

Distributions and Taxes
The Fund distributes to shareholders (the variable accounts or subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to the shareholders (the variable accounts or subaccounts) as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENT
Since the distributions are reinvested, the total value of the holdings will not change. The reinvestment price is the NAV at close of business on the day the distribution is paid.

TAXES
The Internal Revenue Service has issued final regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code. The Fund intends to comply with these requirements.

Federal income taxation of separate accounts, life insurance companies and variable life insurance policies is discussed in the variable life insurance policy prospectus.

Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Business Structure
                                                  Life insurance
                                                  contract owners
                                                  invest in a separate
                                                  account

                                                  Separate account
                                                  invests in the Fund

Investment Advisor:      Investment
American Express         Manager:                                          Custodian:
Financial                IDS Life Insurance                                American Express
Corporation              Company                                           Trust Company
Provides investment      Manages the Fund         The Fund                 Provides safekeeping
advice and executes      and provides                                      of assets: receives a
purchases and sales      administrative                                    fee that varies based
and receives a           services - receives a                             on the number of
portion of the           fee based on                                      securities held.
management fee           average daily net
from IDS Life**          assets.*
                                                                           Sub-Custodian:
                                                                           Bank of New York

* Each Fund pays IDS Life a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was .70% of average daily net assets for Equity Portfolio, .70% for Government Securities Portfolio, .70% for Income Portfolio, .95% for International Equity Portfolio, .70% for Managed Portfolio, and .50% for Money Market Portfolio. Under the Agreement, each Fund also pays taxes, brokerage commissions and nonadvisory expenses. However, IDS Life has agreed to a voluntary limit of the annual charge of 0.10% of average daily net assets for these nonadvisory expenses. IDS Life reserves the right to discontinue limiting these nonadvisory expenses to 0.10%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

** IDS Life and AEFC have an Investment Advisory Agreement that calls for IDS Life to pay AEFC a fee for investment advice. The fee paid by IDS Life is 0.25% of average net assets for the year for Equity, Government Securities, Income, Managed and Money Market Portfolios. The fee paid by IDS Life for International Equity Portfolio is 0.35% of average net assets for the year.

ABOUT AMERICAN EXPRESS FINANCIAL CORPORATION
IDS Life is a wholly owned subsidiary of American Express Financial Corporation
(AEFC), which itself is a wholly owned subsidiary of the American Express Company, a financial services company headquartered at American Express Tower, World Financial Center, New York, NY 10285.

IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at IDS Tower 10, Minneapolis, MN 55440-0010. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services. AEFC has been a provider of financial services since 1894 and as of April 30, 1999 manages more than $224 billion in assets.

YEAR 2000
The Fund could be adversely affected if the computer systems used by AEFC and the Fund's other service providers do not properly process and calculate date-related information from and after Jan. 1, 2000. While Year 2000-related computer problems could have a negative effect on the Fund, AEFC is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps.

The companies, governments or international markets in which the Fund invests also may be adversely affected by Year 2000 issues. To the extent a portfolio holding is adversely affected by a Year 2000 processing issue, the Fund's return could be adversely affected.

Financial Highlights
Equity Portfolio

Fiscal period ended April 30,

---------------------------------------------------------------------------------------------------
 Per share income and capital changesa
                                           1999              1998             1997              1996              1995
Net asset value, beginning of period        $33.96            $23.52           $29.34            $20.05            $18.10
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  (.06)             (.08)             .05               .03               .10
Net gains (losses) (both realized and unrealized)              (1.17)           11.55             (1.34)             9.30
2.40
---------------------------------------------------------------------------------------------------
Total from investment operations             (1.23)            11.47            (1.29)             9.33              2.50
Less distributions:
Dividends from net investment income         --                --                (.05)             (.03)             (.10)
Distributions from realized gains            (4.93)            (1.03)           (4.48)             (.01)             (.45)
Total distributions                          (4.93)            (1.03)           (4.53)             (.04)             (.55)
---------------------------------------------------------------------------------------------------
Net asset value, end of period              $27.80            $33.96           $23.52            $29.34            $20.05

---------------------------------------------------------------------------------------------------
 Ratios/supplemental data
Net assets, end of period (in thousands)$988,937         $933,817         $551,518          $448,412          $241,032
---------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets  .73%              .72%             .76%              .76%              .77%
Ratio of net investment income (loss)
to average daily net assets                   (.26%)            (.29%)            .21%              .15%              .56%
Portfolio turnover rate
(excluding short-term securities)           130%              147%             231%              184%              144%
Total returnb                                (2.80%)           49.52%           (3.66%)           46.63%            13.87%
---------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent. b Total return does not reflect the expenses that apply to the subaccounts or the policies.

                                         Income Portfolio

Fiscal period ended April 30,

---------------------------------------------------------------------------------------------------
Per share income and capital changesa
                                           1999              1998             1997              1996              1995
Net asset value, beginning of period        $10.28            $10.03          $  9.93             $9.64             $9.71
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .67               .69              .68               .68               .69
Net gains (losses) (both realized and unrealized)               (.32)             .29               .10               .29
(.07)
---------------------------------------------------------------------------------------------------
Total from investment operations               .35               .98              .78               .97               .62
---------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income          (.67)             (.69)            (.68)             (.68)             (.69)
Distributions from realized gains             (.07)             (.04)           --                --               --
---------------------------------------------------------------------------------------------------
Total distributions                           (.74)             (.73)            (.68)             (.68)             (.69)
Net asset value, end of period             $  9.89            $10.28           $10.03             $9.93             $9.64

---------------------------------------------------------------------------------------------------
 Ratios/supplemental data
Net assets, end of period (in thousands)     $97,578           $82,773          $66,745           $54,976           $37,823
---------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets  .75%              .74%             .80%              .80%              .80%
Ratio of net investment income (loss)
to average daily net assets                   6.65%             6.69%            6.73%             6.72%             7.23%
Portfolio turnover rate
(excluding short-term securities)            22%               94%             106%               36%               55%
Total returnb                                 3.52%             9.97%            8.08%            10.03%             6.67%
---------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent. b Total return does not reflect the expenses that apply to the subaccounts or the policies.

                                      Money Market Portfolio

Fiscal period ended April 30,
---------------------------------------------------------------------------------------------------
 Per share income and capital changesa
                                           1999              1998             1997              1996              1995
Net asset value, beginning of period         $1.00             $1.00            $1.00             $1.00             $1.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .05               .05              .05               .05               .04
Less distributions:
Dividends from net investment income          (.05)             (.05)            (.05)             (.05)             (.04)
---------------------------------------------------------------------------------------------------
Net asset value, end of period               $1.00             $1.00            $1.00             $1.00             $1.00

---------------------------------------------------------------------------------------------------
 Ratios/supplemental data
Net assets, end of period (in thousands)$45,564           $34,373          $28,546           $14,318            $9,885
---------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assetsb .60%              .60%             .60%              .60%              .60%
Ratio of net investment income (loss)
to average daily net assets                   4.72%             5.04%            4.81%             5.04%             4.45%
Total returnc                                 4.84%             5.16%            4.91%             5.13%             4.50%
---------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent.

b IDS Life voluntarily limited total operating expenses to 0.60% of average daily net assets. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.64%, 0.73%, 0.77% and 0.71% for the years ended April 30, 1998, 1997, 1996 and 1995, respectively.

c Total return does not reflect the expenses that apply to the subaccounts or the policies.

                                         Managed Portfolio

Fiscal period ended April 30,
---------------------------------------------------------------------------------------------------
 Per share income and capital changesa
                                           1999              1998             1997              1996              1995
Net asset value, beginning of period        $19.81            $17.16           $16.49            $14.11            $13.85
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .41               .47              .57               .57               .44
Net gains (losses) (both realized and unrealized)               1.49             3.92              1.37              2.51
 .30
---------------------------------------------------------------------------------------------------
Total from investment operations              1.90              4.39             1.94              3.08               .74
Less distributions:
Dividends from net investment income          (.41)             (.47)            (.57)             (.57)             (.44)
Distributions from realized gains            (1.22)            (1.27)            (.70)             (.13)             (.04)
---------------------------------------------------------------------------------------------------
Total distributions                          (1.63)            (1.74)           (1.27)             (.70)             (.48)
Net asset value, end of period              $20.08            $19.81           $17.16            $16.49            $14.11

---------------------------------------------------------------------------------------------------
 Ratios/supplemental data
Net assets, end of period (in thousands)$685,154         $580,697         $410,737          $316,732          $219,986
---------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets  .74%              .72%             .75%              .78%              .78%
Ratio of net investment income (loss)
to average daily net assets                   2.23%             2.60%            3.46%             3.73%             3.27%
Portfolio turnover rate
(excluding short-term securities)            96%              112%             100%               83%              143%
Total returnb                                10.52%            26.70%           12.45%            22.28%             5.47%
---------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent. b Total return does not reflect the expenses that apply to the subaccounts or the policies.

                                  Government Securities Portfolio

Fiscal period ended April 30,
---------------------------------------------------------------------------------------------------
 Per share income and capital changesa
                                           1999              1998             1997              1996              1995
Net asset value, beginning of period        $10.18           $  9.87            $9.98             $9.85             $9.88
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .53               .56              .59               .61               .59
Net gains (losses) (both realized and unrealized)                .04              .42              (.03)              .13
(.03)
---------------------------------------------------------------------------------------------------
Total from investment operations               .57               .98              .56               .74               .56
Less distributions:
Dividends from net investment income          (.53)             (.56)            (.59)             (.61)             (.59)
Excess distributions from net investment income                --               --                --                --
--
Distributions from realized gains             (.09)             (.11)            (.08)            --               --
---------------------------------------------------------------------------------------------------
Total distributions                           (.62)             (.67)            (.67)             (.61)             (.59)
Net asset value, end of period              $10.13            $10.18            $9.87             $9.98             $9.85

 Ratios/supplemental data
---------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)$21,935           $14,607          $13,377           $12,464           $11,440
---------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assetsb .80%              .80%             .80%              .80%              .80%
Ratio of net investment income (loss)
to average daily net assets                   5.19%             5.57%            5.88%             5.98%             6.02%
Portfolio turnover rate
(excluding short-term securities)            89%               82%              62%               38%               12%
Total returnc                                 5.73%            10.11%            5.83%             7.45%             5.98%
---------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent.

b IDS Life voluntarily limited total operating expenses to 0.80% of average daily net assets. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.87%, 0.89%, 0.85%, 0.88% and 0.87% for the years ended April 30, 1999, 1998, 1997, 1996 and 1995, respectively.

c Total return does not reflect the expenses that apply to the subaccounts or the policies.

                                  International Equity Portfolio

Fiscal period ended April 30,
---------------------------------------------------------------------------------------------------
 Per share income and capital changesa
1999                                       1998              1997             1996             1995b
Net asset value, beginning of period        $18.33            $14.73           $16.35            $10.29            $10.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .18               .08              .14               .11               .15
Net gains (losses) (both realized and unrealized)               1.32             4.06              (.24)             6.08
 .29
---------------------------------------------------------------------------------------------------
Total from investment operations              1.50              4.14             (.10)             6.19               .44
Less distributions:
Dividends from net investment income          (.17)             (.07)            (.15)             (.13)             (.15)
Excess distributions from net investment income                --                (.05)            --                --
--
Distributions from realized gains             (.62)             (.42)           (1.37)            --               --
---------------------------------------------------------------------------------------------------
Total distributions                           (.79)             (.54)           (1.52)             (.13)             (.15)
Net asset value, end of period              $19.04            $18.33           $14.73            $16.35            $10.29

---------------------------------------------------------------------------------------------------
 Ratios/supplemental data
Net assets, end of period (in thousands)$283,001         $217,573         $125,874           $52,061            $8,497
---------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assetsd1.05%             1.05%            1.05%             1.05%             1.00%c
Ratio of net investment income (loss)
to average daily net assets                   1.01%              .49%             .73%              .92%             5.66%c
Portfolio turnover rate
(excluding short-term securities)            67%              172%             151%              172%               40%
Total returne                                 8.27%            28.41%            (.54%)           60.47%             4.39%
---------------------------------------------------------------------------------------------------

a For a share outstanding throughout the period. Rounded to the nearest cent. b Commencement of operations. Period from Oct. 28, 1994 to April 30, 1995.
c Adjusted to an annual basis.
d IDS Life voluntarily limited total operating expenses. Had IDS not done so, the ratio of expenses to average daily net assets would have been 1.06%, 1.22%, 1.32% and 1.76% for the periods ended April 30, 1998, 1997, 1996 and
  1995, respectively.
e Total return does not reflect the expenses that apply to the subaccounts or the policies.

Additional information about the Fund is available in the Fund's SAI. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI or to make inquiries about the Fund, contact IDS Life Series Fund, Inc. at:

IDS Life Series Fund, Inc.
IDS Tower 10, Minneapolis, MN 55440-0010
800-437-0602
or TTY: 800-285-8846

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-800-SEC-0330). Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained by writing and paying a duplicating fee to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Investment Company Act File #811-4299


S-6191-99 N (6/99)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                           IDS LIFE SERIES FUND, INC.

                                EQUITY PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                                MANAGED PORTFOLIO
                             MONEY MARKET PORTFOLIO

References to "Fund" throughout the remainder of this Statement of Additional Information (SAI) refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.

                                  June 29, 1999

This SAI is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to IDS Life Series Fund, Inc., IDS Tower 10, Minneapolis, MN 55440-0010 or by calling 800-437-0602.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. Please note that Equity Income Portfolio is new and began operations on May 3, 1999 and, therefore, financial information is not available at this time. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                TABLE OF CONTENTS


Fundamental Investment Policies..........................................p. 3

Investment Strategies and Types of Investments...........................p. 9

Information Regarding Risks and Investment Strategies...................p. 13

Security Transactions...................................................p. 36

Brokerage Commissions Paid to Brokers Affiliated with IDS Life..........p. 38

Performance Information.................................................p. 40

Valuing Fund Shares.....................................................p. 42

Selling Shares..........................................................p. 44

Capital Loss Carryover..................................................p. 44

Taxes...................................................................p. 44

Agreements..............................................................p. 45

Organizational Information..............................................p. 46

Board Members and Officers..............................................p. 47

Compensation for Board Members..........................................p. 50

Independent Auditors....................................................p. 50

Appendix:  Description of Ratings.......................................p. 51

FUNDAMENTAL INVESTMENT POLICIES
-------------------------------------------------------------------------------

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

Equity Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the Securities Act of 1933 (1933 Act) and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase securities of any issuer if immediately after and as a result of such purchase the Fund would own more than 10% of the outstanding voting securities of such issuer.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

Equity Income Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the 1933 Act and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase securities of any issuer if immediately after and as a result of such purchase the Fund would own more than 10% of the outstanding voting securities of such issuer.

o    Issue senior securities, except as permitted under the 1940 Act.

Government Securities Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%. The Fund has not borrowed in the past and has no present intention to borrow.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

Income Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the 1933 Act and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more tan 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase securities of any issuer if immediately after and as a result of such purchase the Fund would own more than 10% of the outstanding voting securities of such issuer.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

International Equity Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when its sells restricted securities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

Managed Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of this Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. (According to the present interpretation of the staff of the SEC this means no more than 25% of the Fund's total assets, based on current market value at the time of purchase, can be invested in any one industry).

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

Money Market Portfolio

o Act as an underwriter (sell securities for others). However, under securities laws the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o    Buy or sell real estate, commodities, or commodity contracts.

o Make cash loans. However, it does make short-term investments which it may have an agreement with the seller to reacquire.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.

o    Buy on margin or sell short.

o    Purchase  common  stocks,   preferred   stocks,   warrants,   other  equity
     securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

o Invest more than 25% of the Fund's assets taken at market value in any particular industry, except there is no limitation with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

o Issue senior securities, except as permitted under the Investment Company Act of 1940.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS
-------------------------------------------------------------------------------

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It also lists certain percentage guidelines that are generally followed by the Fund's investment manager. This table is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

-----------------------------------------------------------------------------------------------------------------------
                                                                Allowable for
                                                                   the Fund?

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Investment strategies & types of        Equity     Equity    Government    Income  International Managed      Money
investments:                          Portfolio    Income    Securities  Portfolio    Equity    Portfolio     Market
                                                  Portfolio   Portfolio              Portfolio              Portfolio
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Agency and Government Securities         yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Borrowing                                yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Cash/Money Market Instruments            yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Collateralized Bond Obligations          yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Commercial Paper                         yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Common Stock                             yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Convertible Securities                   yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Corporate Bonds                          yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Debt Obligations                         yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Depositary Receipts                      yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Derivative Instruments                   yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions            yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Foreign Securities                       yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
High-Yield (High-Risk) Securities        yes         yes         no         yes         no         yes          no
(Junk Bonds)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Illiquid and Restricted Securities       yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Indexed Securities                       yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Inverse Floaters                          no         no          yes        yes         no         yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Investment Companies                     yes         yes         yes        yes         yes         no          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities          yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Loan Participations                      yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Mortgage- and Asset-Backed               yes         yes         yes        yes         yes        yes          no
Securities
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                     no         no          no         yes         no         yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Municipal Obligations                    yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Preferred Stock                          yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts            yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                    yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements            yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Short Sales                               no         no          no          no         no          no          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Sovereign Debt                           yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Structured Products                      yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Variable- or Floating-Rate               yes         yes         yes        yes         yes        yes         yes
Securities
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Warrants                                 yes         yes         yes        yes         yes        yes          no
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
When-Issued Securities                   yes         yes         yes        yes         yes        yes         yes
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Zero-Coupon, Step-Coupon, and            yes         yes         yes        yes         yes        yes          no
Pay-in-Kind Securities

-----------------------------------------------------------------------------------------------------------------------

The following are guidelines that may be changed by the board at any time:

For Equity Portfolio:

o Neither foreign investments nor derivative instruments will exceed 25% of the Fund's total assets.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest in companies for the purpose of, or with the effect of acquiring control.

o    The Fund will not buy on margin or sell short.

o The Fund will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The Fund does not intend to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value).

For Equity Income Portfolio:

o Under normal market conditions, the Fund will invest at least 65% of its net assets in dividend-paying common and preferred stocks.

o No more than 20% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o Under normal market conditions, the Fund does not intend to commit more than 5% of its total assets to when issued securities or forward commitments.

For Government Securities Portfolio:

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest for the purpose of exercising control or management.

o The Fund will not buy on margin or sell short, except that it may enter into interest rate futures contracts.

o The Fund will not invest in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is just the regular commission.

For Income Portfolio:

o Under normal market conditions, the Fund primarily invests in debt securities. At least 50% of its net assets are invested in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities and in both U.S. and foreign government bonds.

o    Foreign investments are limited to 25% of the portfolio's total assets.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest in companies for the purpose of, or with the effect of, acquiring control.

o    The Fund will not buy on margin or sell short.

o The Fund will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The Fund does not intent to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value).

For International Equity Portfolio:

o Under normal market conditions, the Fund invests at least 65% of its total assets in foreign equity securities having a potential for superior growth.

o The Fund will not invest more than 10% of its net assets, at market, in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not buy on margin or sell short, but the Fund may make margin payments in connection with transactions in stock index future contracts.

o Normally, investments in U.S. issuers will constitute less than 20% of the Fund's investments. However, as a temporary measure, the Fund may invest any portion of its assets in securities of U.S. issuers that appear to have greater potential for superior growth than foreign securities.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

For Managed Portfolio:

o The Fund invests in common and preferred stocks, convertible securities, derivative instruments, foreign securities and money market instruments. The portfolio manager continuously will adjust the mix of investments subject to the following three net asset limits: 1) up to 75% in equity securities (stocks), 2) up to 75% in bonds or other debt securities, and 3) up to 100% in money market instruments.

o Of the assets invested in bonds, at least 50% will be in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities, and in government bonds. For the other 50% invested in corporate bonds, there is no minimum rating requirement.

o    Foreign investments are limited to 25% of the portfolio's total assets.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o    The Fund will not invest in a company to get control or manage it.

o The Fund will not buy on margin or sell short, but it may make margin payments in connection with transactions in futures contracts.

o The Fund will not invest in securities of investment companies except by purchases in the open market where the dealer's or sponsor's profit is just the regular commission.

For Money Market Portfolio:

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Invest in an investment company beyond 5% of its total assets taken at market and then only on the open market where the dealer's or sponsor's profit is just the regular commission. However, the Fund will not purchase or retain the securities of other open-end investment companies.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Some of these investments are speculative and involve a high degree of risk. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall).

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest their income or principal at the same rate as it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of a common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common stock of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

      Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

      Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day an investor would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

      Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

      Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

      Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code also may limit the Fund's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

      Other Risks of Derivatives.

Derivatives are risky investments.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put options, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities and Domestic Companies with Foreign Operations

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transaction period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies includes: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, an investor will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, or possessions of the United States (including the District of Columbia). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price on the replacement date. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased prior to the scheduled delivery date, the investor loses the opportunity to participate in the gain.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities

These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS
-------------------------------------------------------------------------------

Subject to policies set by the board, IDS Life Insurance Company (IDS Life) is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, IDS Life has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. IDS Life intends to direct AEFC to execute trades and negotiate commissions on its benefit. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker. These services are covered by the Investment Advisory Agreement between IDS Life and AEFC. When AEFC acts on IDS Life's behalf for the Fund, it follows the guidelines stated below.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing IDS Life to do so to the extent authorized by law, if IDS Life determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or IDS Life's or AEFC's overall responsibilities.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, IDS Life must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits IDS Life to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits IDS Life, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits IDS Life, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. IDS Life has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but IDS Life believes it may obtain better overall execution. IDS Life has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by IDS Life and AEFC in providing advice to all the funds and accounts advised by IDS Life even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by IDS Life or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, IDS Life carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, IDS Life makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.

                                Government                International             Money
April 30,          Equity       Securities   -----------  Equity       -----------  Market
                                             Income                    Managed
------------------
1999               $1,545,090      $-0-         $-0-      $2,881,012     $816,300     $-0-
------------------
1998                 878,563        -0-          -0-       1,638,191      464,162      -0-
------------------
1997               1,053,258        -0-          -0-       1,963,931      556,456      -0-

In  fiscal  year  1999,  the  following   transactions   and  commissions   were
specifically directed to firms in exchange for research services:

                             Government                 International              Money Market
                Equity       Securities    -----------  Equity        -----------
                                           Income                     Managed
Transactions    $12,612,000  $-0-          $-0-         $-0-          $6,165,000   $-0-
---------------
Commissions          15,900                                                6,000

As of the end of the most recent fiscal year, Government Securities held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                                                  Value of Securities
Fund                                   Name of Issuer                             owned at End of Fiscal Year

Equity                                 Fleet Funding                                 $3,782,560

Income                                 Fleet Financial Group                           $216,215

International Equity                   Salomon Smith Barney                          $1,098,675

Managed                                Bank of America                              $11,061,613
                                       Fleet Funding                                  1,293,240
                                       Merrill Lynch                                  1,063,435
                                       Morgan (JP)                                      448,530
                                       Salomon                                          501,265

Money Market                           Bank of America                               $1,989,492
                                       Bear Stearns                                     498,337
                                       Goldman Sachs Group                            1,662,600
                                       Morgan Stanley                                 1,291,494

The portfolio turnover rates for the two most recent fiscal years were as follows:

                             Government                 International
April 30,       Equity       Securities    -----------  Equity        -----------
                                           Income                     Managed
---------------
1999                130%         89%           22%          67%          96%
---------------
1998                147          82            94          172          112

Higher turnover rates may result in higher brokerage expenses. The variation in turnover rates for International Equity Portfolio can be attributed to: stock prices very quickly moving beyond our developed valuation parameters.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH IDS LIFE
-------------------------------------------------------------------------------

Affiliates of American Express Company (IDS Life is a wholly owned indirect subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. IDS Life will use an American Express affiliate only if (i) IDS Life determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management and Services Agreement.

No brokerage commissions were paid to brokers affiliated with the Advisor for the three most recent fiscal years for Government Securities, Income and International Equity Funds.

Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with the Advisor is contained in the following table:

                          As of the end of Fiscal Year,

                                                                1999                          1998          1997

                                             -------------------------------------------  ------------  -------------

                                                                           Percent of
                ------------  -------------  -------------  -------------  Aggregate      ------------  -------------
                                                                           Dollar
                                             Aggregate                     Amount of      Aggregate     Aggregate
                                             Dollar         Percent of     Transactions   Dollar        Dollar
                                             amount of      Aggregate      Involving      Amount of     Amount of
Fund                          Nature of      Commissions    Brokerage      Payment of     Commissions   Commissions
                Broker        Affiliation    Paid to        Commissions    Commissions    Paid to       Paid to
                                             Broker                                       Broker        Broker
Equity          American      Wholly-owned    $9,828             0.64%          0.85%      $17,813       $36,641
                Enterprise    subsidiary
                Investment    of the
                Services      Advisor
                Inc.

Managed         American      Wholly-owned     3,702             0.45           0.91         6,710        13,802
                Enterprise    subsidiary
                Investment    of the
                Services      Advisor
                Inc.
---------------

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:           P =  a hypothetical initial payment of $1,000
                 T =  average annual total return
                 n =  number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending  redeemable value of a hypothetical  $1,000 payment at the beginning of a period, at the end of the period (or fractional portion thereof)

ANNUALIZED YIELD

Government Securities and Income Portfolios - The Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a 30-day period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                           Yield = 2[ (a-b + 1)6 - 1]
                                       cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were  entitled  to receive  dividends
               d = the maximum offering price per share on the last day of the period

Annualized yield based on the 30-day period ending April 30, 1999 for Government Securities Portfolio was 4.91% and Income Portfolio's yield was 6.39%, IDS Life agreed to a voluntary limitation of non-advisory expenses at an annual charge not to exceed 0.10% of the daily net assets of the Fund. If non-advisory expenses had not been limited, Government Securities Portfolio's yield would have been 0.87%.

Money Market Portfolio calculates annualized simple and compound yields based on a seven-day period.

The simple yield is calculated by:

     o (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period,

     o (b) dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and

     o    (c) multiplying that return by 365/7 to obtain an annualized figure.

The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The Fund's yield does not include any realized or unrealized gain or loss.

The Fund calculates its compound yield according to the following formula:

Compound Yield = [(return for seven day period + 1)365/7] - 1

The Fund's simple annualized yield was 4.26% and its compound yield was 4.36% for the seven-day period ending April 30, 1999.

Yield, or rate of return, on Fund shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the Fund is meeting its goal. When comparing an investment in the Fund with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the Fund's yield fluctuates. In comparing the yield of one money market fund to another, you should consider each fund's investment policies, including the types of investments permitted.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service.

VALUING FUND SHARES
-------------------------------------------------------------------------------

The value of an individual share in the Equity, Equity Income, Government Securities, Income, International Equity and Managed Portfolios is determined by using the net asset value (NAV) before shareholder transactions for the day.

On the first business day following the end of the fiscal year, the computation looked like this:

                                                            Shares
                                                            outstanding at
                                                            the end of                        Net asset
Portfolio                 Net assets       divided by       previous day     equals           value of one
                                                                                              share
------------------------- ---------------- ---------------- ---------------- ---------------- ----------------
Equity                    $989,716,308                       35,575,712                          $27.82
Government Securities       21,914,374                        2,165,452                           10.12
Income                      97,579,645                        9,866,496                            9.89
International Equity       284,168,629                       14,862,376                           19.12
Managed                    688,635,114                       34,124,634                           20.18

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Stocks, convertible bonds, warrants, futures and options traded on major exchanges are valued each day at their last quoted sales price on their primary exchange as of the close of the Exchange. If the last quoted sales price is not readily available for a particular security, the value is the average price between the last offer to buy and the last offer to sell.

o Stocks, convertible bonds and warrants with readily available market quotations but without a listing on an exchange are also valued at the average between the last bid (offer to buy) and asked (offer to sell) price at the time of the close of the Exchange.

o Short-term securities maturing in 60 days or less at the acquisition date are valued at amortized cost. (Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.)

o Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value. In valuing these, the fund directors are responsible for selecting methods which they believe give the fair value. For nonconvertible bonds, the usual method is to use the pricing service of an outside organization. Such pricing service may take into consideration yield, quality, coupon, maturity, type of issue, trading characteristics and other market data in determining valuations for normal institutional-size trading units of debt securities and does not rely exclusively on quoted prices.

     o Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's board. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

Valuing Money Market shares.

     o Money Market Portfolio intends to use its best efforts to maintain a constant net asset value of $1 per share although there is no assurance it will be able to do so. Accordingly, it uses the amortized cost method in valuing its portfolio of securities.

     o Short-term securities maturing in 60 days or less are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses. All of the securities in the portfolio will be valued at their amortized cost.

     o In addition, the portfolio must abide by certain conditions. It must only invest in securities of high quality which present minimal credit risks as determined by the board of directors. This means that the rated commercial paper in the portfolio will be issues that have been rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) and in unrated paper determined by the fund's board of directors to be comparable. The portfolio must also purchase securities with original or remaining maturities of no more than 13 months or less, and maintain a dollar-weighted average portfolio maturity of 90 days or less.

     o In addition, the board of directors must establish procedures designed to stabilize the portfolio's price per share for purposes of sales and redemptions at $1 to the extent that it is reasonably possible to do so. These procedures include review of the portfolio securities by the board, at intervals deemed appropriate by it, to determine whether the net asset value per share computed by using the available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears, and if it exceeds 0.5 percent, it must determine what action, if any, needs to be taken. If the board determines that a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in other unfair consequences for such people, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gain or loss or to shorten average portfolio maturity.

     o In other words, while the amortized cost method provides certainty and consistency in portfolio valuation, it may, from time to time, result in valuations of portfolio securities which are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates, the yield on the portfolio's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if use of the amortized cost method were to result in a lower portfolio value at a given time, a prospective investor would be able to obtain a somewhat higher yield than he or she would get if portfolio valuation were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

SELLING SHARES
-------------------------------------------------------------------------------

The Fund will sell any shares presented by the shareholders (the subaccounts) for sale. The subaccounts' policy on when or whether to buy or sell shares is described in the Variable Life Insurance Policy prospectus.

During an emergency the board of directors can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of the Fund to sell shares for more than seven days. Such emergency situations would occur if:

     o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted or

     o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

     o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all contract owners.

Rejection of business

The Fund reserves the right to reject any business, in its sole discretion.

CAPITAL LOSS CARRYOVER
-------------------------------------------------------------------------------


For federal income tax purposes, the Equity and Income Portfolios had total capital loss carryovers of $92,078,069 and $812,251, respectively at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

Fund                           2007                   2008
----                           ----                   ----
Equity Portfolio            $91,910,864               $-0-
Income Portfolio                167,205               $812,251

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES
-------------------------------------------------------------------------------

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

AGREEMENTS
-------------------------------------------------------------------------------

Investment Management and Services Agreement

The Funds do not maintain their own research department or record-keeping services. These are provided by the Advisor under the Investment Management and Services Agreement.

For its services, the Advisor is paid a fee based on the net assets of the Fund. The asset charge is based on the aggregate average daily net assets of each of the Funds at the following rates:

         0.70%, on an annual basis,  for Equity;
         0.70%, on an annual basis, for Equity Income;
         0.70%, on an annual basis,  for Government  Securities;
         0.70%, on an annual basis,  for Income;
         0.95%, on an annual basis, for International  Equity;
         0.70%, on an annual basis, for Managed; and 0.50%, on an annual basis, for Money Market

The management fee is paid monthly. The total amount paid for fiscal year 1999 was $6,157,181 for Equity, $116,139 for Government Securities, $630,775 for Income, $2,302,001 for International Equity, $4,211,867 for Managed, and
$187,130 for Money Market. The total amount paid for fiscal year 1998 was $5,369,342 for Equity, $98,674 for Government Securities, $520,492 for Income, $1,616,804 for International Equity, $3,495,488 for Managed, and $156,403 for Money Market. The total amount paid for fiscal year 1997 was $3,629,237 for Equity, $91,353 for Government Securities, $430,476 for Income, $862,518 for International Equity, $2,555,556 for Managed and $98,580 for Money Market.

All nonadvisory expenses incurred by each Fund will be paid at an annual charge not to exceed 0.10% of the aggregate average daily net assets of the respective Fund. The voluntary limitation of 0.10% has been established by the Advisor at that figure and the Advisor reserves the right to discontinue the voluntary limitation.


Investment Advisory Agreement

The Advisor and AEFC have an Investment Advisory Agreement. It calls for the Advisor to pay AEFC a fee for investment advice. AEFC also executes purchases and sales and negotiates brokerage as directed by the Advisor. The fee paid by the Advisor is 0.25% of the average net assets for the year of all Funds, except for International Equity. The fee paid by the Advisor is 0.35% of International Equity's average net assets.

The Advisor paid AEFC $4,911,181 for investment advice for fiscal year 1999, $4,060,601 for fiscal year 1998, and $2,761,994 for fiscal year 1997.

Information concerning other funds advised by the Advisor or AEFC is contained in the prospectus.

Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United Stated are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION
-------------------------------------------------------------------------------

The Fund is an open-end management investment company. The Fund headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

SHARES

The Fund is owned by the subaccounts, its shareholders. The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your policy prospectus. All shares have voting rights over the Fund's management and fundamental policies. Each share is entitled to one vote for each share owned. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that shareholders have as many votes as the number of shares owned, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

FUND HISTORY TABLE FOR FUNDS MANAGED BY IDS LIFE

                                      Date of       Form of      State of       Fiscal     Diversified
                                    Organization  Organization Organization    Year End
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio -Income        4/27/81,    Corporation     NV/MN          8/31
Series, Inc.                          6/13/86*
   AXP Variable Portfolio - Bond                                                               Yes
   Fund
   AXP Variable Portfolio -Extra                                                               Yes
   Income Fund
   AXP Variable Portfolio -Global                                                               No
   Bond Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio -              4/27/81,    Corporation     NV/MN          8/31
Investment Series, Inc.               6/13/86*
   AXP Variable Portfolio -                                                                    Yes
   Capital Resource Fund
   AXP Variable Portfolio -                                                                    Yes
   International Fund
   AXP Variable Portfolio - New                                                                Yes
   Dimensions Fund
   AXP Variable Portfolio -                                                                    Yes
   Strategy Aggressive Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio - Managed       3/5/85     Corporation       MN           8/31          Yes
Series, Inc.
   AXP Variable Portfolio -                                                                    Yes
   Managed Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
AXP Variable Portfolio -Money         4/27/81,    Corporation     NV/MN          8/31          Yes
Market Series, Inc.                   6/13/86*
   AXP Variable Portfolio - Cash                                                               Yes
   Management Fund
----------------------------------- ------------- ------------ ------------- ------------- -------------
----------------------------------- ------------- ------------ ------------- ------------- -------------
IDS Life Series Fund, Inc.             5/8/85     Corporation       MN           4/30
   Equity Income Portfolio                                                                     yes
   Equity Portfolio                                                                            yes
   Government Securities                                                                       yes
   Portfolio
   Income Portfolio                                                                            yes
   International Equity Portfolio                                                              yes
   Managed Portfolio                                                                           yes
   Money Market Portfolio                                                                      yes

* Date merged into a Minnesota corporation.

BOARD MEMBERS AND OFFICERS
-------------------------------------------------------------------------------

The Fund has a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members.

James M. Jensen*
Born in 1955
IDS Tower 10
Minneapolis, MN

Vice President - Insurance Product Development and Management, AEFC since January 1996. Director - Insurance Actuarial Product Development, AEFC from 1992 to 1995. Vice President - Insurance Product Development, IDS Life since January 1996.

Richard W. Kling*
Born in 1940
IDS Tower 10
Minneapolis, MN

President, IDS Life Series Fund, Inc. President and Chairman of the Board, IDS Life Variable Annuity Funds A&B. President and Director, IDS Life. Senior Vice President - Products and Director, AEFC. Director, IDS Certificate Company.

Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN

Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Fairview Corporation, Strategist Funds, IDS Certificate Company.

Jean B. Keffeler
Born in 1945
3424 Zenith Ave. S.
Minneapolis, MN

Independent   management  consultant.   Director,   National  Computer  Systems,
Strategist Funds, IDS Certificate Company.

Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1700 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

President, McBurney Management Advisors. Director, The Valspar Corporation (paints), Wenger Corporation, Allina, Space Center Enterprises, Greenspring Corporation, Strategist Funds, IDS Certificate Company.

*Interested person of the Advisor and of the Fund as the term "interested person" is defined in the 1940 Act.

The board also has appointed officers who are responsible for the day-to-day business decisions based on policies it has established.

In addition to Mr. Kling, who is the President, the Fund's other officers are:

Lorraine R. Hart
Born in 1951
IDS Tower 10
Minneapolis, MN
Vice President - Investments

Vice President--Insurance Investments, AEFC. Vice President--Investments, IDS Life.

Jeffrey S. Horton
Born in1961
IDS Tower 10
Minneapolis, MN
Vice President and Treasurer

Vice President and Corporate Treasurer, AEFC. Vice President and Treasurer, IDS Life.

Paul F. Kolkman
Born in 1946
IDS Tower 10
Minneapolis, MN
Vice President and Actuary

Director and Executive Vice President, IDS Life. Vice President - Actuarial Finance, AEFC.

Timothy S. Meehan
Born in 1957
IDS Tower 10
Minneapolis, MN
Secretary

Vice President, Group Counsel and Secretary, AEFC.

William A. Stoltzmann
Born in 1948
IDS Tower 10
Minneapolis, MN
General Counsel and Assistant Secretary

Vice President and Assistant General Counsel, AEFC. Vice President, General Counsel and Secretary, IDS Life.

Philip C. Wentzel
Born in 1961
IDS Tower 10
Minneapolis, MN
Controller

Vice President - Finance, Risk Management Products, AEFC. Vice President and Controller, IDS Life.

COMPENSATION FOR BOARD MEMBERS
-------------------------------------------------------------------------------

The board members were elected on June 16, 1999 and, therefore, received no compensation during the most recent fiscal year.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the Fund's outstanding shares.

INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

The financial statements contained in the Annual Report were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX

                             DESCRIPTION OF RATINGS


                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                   Fitch Investors Service, Inc. Bond Ratings

Fitch investment grade bond and preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds and preferred stock carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         AAA Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated AAA.

         A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

         BBB Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred stock will fall below investment grade is higher than for securities with higher ratings.

Fitch speculative grade bond or preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (BB to C) represent Fitch's assessment of the likelihood of timely payment of principal and interest or dividends in accordance with the terms of obligation for issues not in default. For defaulted bonds or preferred stock, the rating (DDD to D) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds or preferred stock that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

         BB Bonds or preferred stock are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

         B        Bonds or preferred  stock are considered  highly  speculative.
                  While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Bonds or preferred stock have certain identifiable characteristics that if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds or preferred stock are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Bonds are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.

         DDD,
         DD,
         and D Bonds are in default on interest and/or principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery of these securities and D represents the lowest potential for recovery.


                   Duff & Phelps, Inc. Long-Term Debt Ratings

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors that may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security (e.g. first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of BBB- and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.


 Rating Scale               Definition
 -------------------------- ---------------------------------------------------

 AAA                        Highest  credit   quality.   The  risk  factors  are
                            negligible,   being  only  slightly  more  than  for
                            risk-free U.S. Treasury debt.
 -------------------------- ---------------------------------------------------

 AA+                        High credit quality. Protection factors are strong.
 AA                         Risk is modest, but may vary slightly from time to
 AA-                        time because of economic conditions.

 -------------------------- ---------------------------------------------------

 A+                         Protection factors are average but adequate.
 A                          However, risk factors are more variable and greater
 A-                         in periods of economic stress.

 -------------------------- ---------------------------------------------------

 BBB+                       Below-average  protection  factors but still
 BBB                        considered  sufficient  for prudent  investment.
 BBB-                       Considerable  variability  in risk  during  economic
                            cycles.

 -------------------------- ---------------------------------------------------

 BB+                       Below  investment grade but  deemed  likely  to  meet
 BB                        obligations   when  due.   Present  or  prospective
 BB-                       financial protection factors  fluctuate  according to
                           industry   conditions or company  fortunes.  Overall
                           quality may move up or down frequently within this category.

 -------------------------- ---------------------------------------------------

 B+                      Below investment grade and possessing risk that
 B                       obligations will not be met when due. Financial
 B-                      protection factors will fluctuate  widely  according to
                         economic cycles, industry conditions, and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

 -------------------------- ---------------------------------------------------

 CCC                     Well below investment grade securities. Considerable
                         uncertainty   exists   as  to  timely   payment   of
                         principal,   interest,   or   preferred   dividends.
                         Protection  factors  are  narrow  and  risk  can  be
                         substantial   with   unfavorable   economic/industry
                         conditions,   and  or   with   unfavorable   company
                         developments.
 -------------------------- ---------------------------------------------------

 DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

 DP                       Preferred stock with dividend arrearages.
 -------------------------- ---------------------------------------------------


                           IBCA Long-Term Debt Ratings

AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk substantially.

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk, albeit not very significantly.

A        Obligations  for which there is a low  expectation of investment  risk.
         Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk.

BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic, or financial conditions.

B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic, or financial conditions.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic, or financial conditions.

CC Obligations that are highly speculative or that have a high risk of default.

C Obligations that are currently in default.

Notes: "+" or "-" may be appended to a rating below AAA to denote relative status within major rating categories. Ratings of BB and below are assigned where it is considered that speculative characteristics are present.


                    Thomson Bank Watch Long-Term Debt Ratings

Investment Grade

AAA (LC-AAA)          Indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA (LC-AA) Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A                     (LC-A)  Indicates  the  ability  to  repay  principal  and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB (LC-BBB) The lowest investment-grade category: indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade - may be speculative in the likelihood of timely repayment of principal and interest.

BB (LC-BB) While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B (LC-B) Issues rated B show higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

CCC (LC-CCC) Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC (LC-CC)            CC is applied to issues that are subordinate to other
                      obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

D (LC-D) Default.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                                    Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.


                Fitch Investors Service, Inc. Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

           F-1+   Exceptionally  Strong  Credit  Quality.  Issues  assigned this
                  rating  are  regarded  as  having  the  strongest   degree  of
                  assurance for timely payment.

           F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F.

           F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

           F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

           F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

           D Default Issues assigned this rating are in actual or imminent payment default.

           LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                   Duff & Phelps, Inc. Short-Term Debt Ratings

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, banker's acceptances, irrevocable letters of credit, and current maturities of long-term debt.
Asset-backed commercial paper also is rated according to this scale.

Emphasis is placed on liquidity, which is defined as not only cash from operations but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


         Rating Scale:      Definition

                            High Grade


         D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1-                High certainty of timely payment. Liquidity factors
                             are  strong  and  supported  by  good   fundamental
                             protection factors. Risk factors are very small.

                             Good Grade

         D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                             Satisfactory Grade

         D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                             Non-Investment Grade

         D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                             Default

         D-5 Issuer failed to meet scheduled principal and/or interest payments.


                   Thomson BankWatch (TBW) Short-Term Ratings

The TBW Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. TBW Short-Term Ratings are intended to assess the likelihood of untimely or incomplete payments of principal or interest.

         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW- I.

         TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


                             IBCA Short-Term Ratings

IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt that has a maturity of less than one year.

         A1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         A2       Obligations supported by a good capacity for timely repayment.

         A3       Obligations   supported  by  a  satisfactory  capacity  for
                  timely repayment.

         B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

         C Obligations for which there is a high risk of default or which are currently in default.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
IDS LIFE SERIES FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios of IDS Life Series Fund, Inc. as of April 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended April 30, 1999, and the financial highlights for each of the years in the five-year period ended April 30, 1999 (for the four-year period ended April 30, 1999 and for the period from October 28, 1994, commencement of operations, to April 30, 1995 for the International Equity Portfolio.) These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios of IDS Life Series Fund, Inc. as of April 30, 1999 and the results of their operations, changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP
KPMG Peat Marwick LLP
Minneapolis, Minnesota
June 4, 1999


Financial Statements

Statements of assets and liabilities
IDS Life Series Fund, Inc.

                                                                                   Equity       Income           Money
                                                                                 Portfolio     Portfolio         Market
April 30, 1999                                                                                                  Portfolio

Assets
Investments in securities, at value (Note 1):
   (identified cost: $723,985,592; $96,279,852 and $45,649,448, respectively) $  995,922,538   $95,928,941     $45,649,448
Cash in bank on demand deposit                                                        70,704        36,981         124,022
Receivable for investment securities sold                                          9,428,089       693,721          25,633
Dividends and accrued interest receivable                                             42,250     1,623,737              --
Receivable for capital stock sold                                                         --       351,456          35,258
                                                                                      ------       -------          ------
Total assets                                                                   1,005,463,581    98,634,836      45,834,361
                                                                               -------------    ----------      ----------
Liabilities
Dividends payable to shareholders (Note 1)                                                --       509,685         158,350
Payable for investment securities purchased                                       10,772,592       476,423              --
Accrued investment management services fee                                           565,157        55,991          18,523
Payable for capital stock redeemed                                                   384,448            --          69,404
Other accrued expenses                                                                26,306        14,274          24,144
Options contracts written, at value
   (premium received $2,198,981 for Equity Portfolio) (Note 6)                     4,778,438            --              --
                                                                                   ---------        ------           -----
Total liabilities                                                                 16,526,941     1,056,373         270,421
                                                                                  ----------     ---------         -------
Net assets applicable to outstanding capital stock                            $  988,936,640   $97,578,463     $45,563,940
                                                                              ==============   ===========     ===========
Represented by
Capital stock-- $.001 par value (Note 1)                                      $       35,576   $     9,866     $    45,565
Additional paid-in capital                                                       811,590,010    98,879,611      45,516,269
Undistributed (excess of distributions over) net investment income                        --        23,969           3,100
Accumulated net realized gain (loss)                                             (92,046,435)     (984,072)           (994)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                   269,357,489      (350,911)             --
                                                                                 -----------      --------        --------
Total-- representing net assets applicable to outstanding capital stock       $  988,936,640   $97,578,463     $45,563,940
                                                                              ==============   ===========     ===========
Shares outstanding                                                                35,575,712     9,866,496      45,565,159
                                                                                  ----------     ---------      ----------
Net asset value per share of outstanding capital stock                        $        27.80   $      9.89     $      1.00
                                                                              --------------   -----------     -----------

See accompanying notes to financial statements.


Statements of assets and liabilities (continued)
IDS Life Series Fund, Inc.
                                                                                 Managed        Government     International
                                                                                Portfolio       Securities        Equity
April 30, 1999                                                                                   Portfolio       Portfolio

Assets
Investments in securities, at value (Note 1):
  (identified cost: $537,947,223; $24,125,797 and $233,523,553, respectively) $681,021,108     $24,364,582      $281,075,909
Cash in bank on demand deposit                                                      17,653          81,691            95,634
Receivable for investment securities sold                                          111,344         997,987         1,748,709
Dividends and accrued interest receivable                                        4,587,352         172,772           699,633
Unrealized appreciation on foreign currency contracts
   held, at value (Notes 1 and 4)                                                       --              --             6,602
Receivable for capital stock sold                                                3,152,415          42,255           506,009
                                                                                 ---------          ------           -------
Total assets                                                                   688,889,872      25,659,287       284,132,496
                                                                               -----------      ----------       -----------
 Liabilities
Dividends payable to shareholders (Note 1)                                       3,195,374          85,888           539,770
Payable for investment securities purchased                                        121,000       3,621,106           346,703
Accrued investment management services fee                                         397,294          12,272           217,574
Payable for capital stock redeemed                                                      --           2,434                --
Other accrued expenses                                                              22,325           2,177            27,210
                                                                                    ------           -----            ------
Total liabilities                                                                3,735,993       3,723,877         1,131,257
                                                                                 ---------       ---------         ---------
Net assets applicable to outstanding capital stock                            $685,153,879     $21,935,410      $283,001,239
                                                                              ============     ===========      ============
Represented by
Capital stock-- $.001 par value (Note 1)                                      $     34,125     $     2,165      $     14,862
Additional paid-in capital                                                     535,348,049      21,612,750       230,057,324
Undistributed (excess of distributions over) net investment income                (254,517)         (3,870)             (833)
Accumulated net realized gain (loss)                                             7,315,281          85,580         5,393,850
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies (Note 7)        142,710,941         238,785        47,536,036
                                                                               -----------         -------        ----------
Total-- representing net assets applicable to outstanding capital stock       $685,153,879     $21,935,410      $283,001,239
                                                                              ============     ===========      ============
Shares outstanding                                                              34,124,634       2,165,452        14,862,376
                                                                                ----------       ---------        ----------
Net asset value per share of outstanding capital stock                        $      20.08     $     10.13      $      19.04
                                                                              ------------     -----------      ------------

See accompanying notes to financial statements.


Statements of operations
IDS Life Series Fund, Inc.

                                                                             Equity               Income                Money
                                                                            Portfolio            Portfolio             Market
Year ended April 30, 1999                                                                                             Portfolio

Investment income
Income:
Dividends                                                                $  1,448,049           $      154          $       --
Interest                                                                    2,733,760            6,666,779           1,991,128
   Less foreign taxes withheld                                                (23,258)                  --                  --
                                                                              -------               ------               -----
Total income                                                                4,158,551            6,666,933           1,991,128
                                                                            ---------            ---------           ---------
Expenses (Note 2):
Investment management and services fee                                      6,157,181              630,775             187,130
Custodian fees                                                                176,249               24,359              27,563
Audit fees                                                                     15,500               10,000               7,500
Directors fees                                                                  6,195                  617                 260
Printing and postage                                                           45,793                7,160               1,910
Other                                                                           5,895                  580                 193
                                                                                -----                  ---                 ---
Total expenses                                                              6,406,813              673,491             224,556
                                                                            ---------              -------             -------
Investment income (loss)-- net                                             (2,248,262)           5,993,442           1,766,572
                                                                           ----------            ---------           ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (including $5,307,404 realized loss on
      investments of affiliated issuers for Equity Portfolio) (Note 3)    (90,022,272)            (966,603)                (25)
   Foreign currency transactions                                                6,850                   (7)                 --
   Options contracts written (Note 6)                                       1,890,886                   --                  --
                                   -                                        ---------                -----               -----
Net realized gain (loss) on investments                                   (88,124,536)            (966,610)                (25)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      73,036,482           (1,882,801)                 --
                                                                           ----------           ----------               -----
Net gain (loss) on investments and foreign currencies                     (15,088,054)          (2,849,411)                (25)
                                                                          -----------           ----------                 ---
Net increase (decrease) in net assets resulting from operations          $(17,336,316)          $3,144,031          $1,766,547
                                                                         ============           ==========          ==========

See accompanying notes to financial statements.


Statements of operations (continued)
IDS Life Series Fund, Inc.
                                                                             Managed            Government        International
                                                                            Portfolio           Securities            Equity
Year ended April 30, 1999                                                                        Portfolio          Portfolio

Investment income
Income:
Dividends                                                                 $ 2,476,757           $       --         $ 2,868,780
Interest                                                                   15,388,076              993,474           2,255,892
   Less foreign taxes withheld                                                 (2,812)                  --            (128,512)
                                                                               ------                -----            --------
Total income                                                               17,862,021              993,474           4,996,160
Expenses (Note 2):
Investment management and services fee                                      4,211,867              116,139           2,302,001
Custodian fees                                                                150,485               17,149             224,700
Audit fees                                                                     14,500                8,500              12,500
Directors fees                                                                  4,177                  114               1,667
Printing and postage                                                           41,392                2,712               2,000
Other                                                                           3,865                  150               1,447
                                                                                -----                  ---               -----
Total expenses                                                              4,426,286              144,764           2,544,315
   Less expenses voluntarily reimbursed by IDSLife                                 --              (12,034)                 --
                                                                                -----              -------               -----
Total expenses-- net                                                        4,426,286              132,730           2,544,315
                                                                            ---------              -------           ---------
Investment income (loss)-- net                                             13,435,735              860,744           2,451,845
                                                                           ----------              -------           ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactons (Note 3)                                            5,671,652               89,785           5,453,189
   Financial futures contracts                                              2,133,444                   --                  --
   Foreign currency transactions                                              (70,351)                  --            (147,024)
   Options contracts written (Note 6)                                           7,920                   --                  --
                                                                                -----                -----               -----
Net realized gain (loss) on investments                                     7,742,665               89,785           5,306,165
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      44,855,676             (134,841)         13,907,417
                                                                           ----------             --------          ----------
Net gain (loss) on investments and foreign currencies                      52,598,341              (45,056)         19,213,582
                                                                           ----------              -------          ----------
Net increase (decrease) in net assets resulting from operations           $66,034,076           $  815,688         $21,665,427
                                                                          ===========           ==========         ===========

See accompanying notes to financial statements.


Statements of changes in net assets
IDS Life Series Fund, Inc.
                                                                              Equity Portfolio                Income Portfolio
Year ended April 30,                                                        1999           1998             1999            1998
 Operations and distributions
Investment income (loss)-- net                                        $ (2,248,262)   $ (2,253,021)    $ 5,993,442     $ 4,972,299
Net realized gain (loss) on investments                                (88,124,536)    137,928,346        (966,610)        575,895
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies   73,036,482     153,419,212      (1,882,801)      1,370,727
                                                                        ----------     -----------      ----------       ---------
Net increase (decrease) in net assets resulting from operations        (17,336,316)    289,094,537       3,144,031       6,918,921
                                                                       -----------     -----------       ---------       ---------
Distributions to shareholders from:
   Net investment income                                                        --         (20,999)     (5,993,479)     (4,972,299)
   Net realized gain                                                  (139,606,605)    (25,086,345)       (589,189)       (287,088)
                                                                      ------------     -----------        --------        --------
Total distributions                                                   (139,606,605)    (25,107,344)     (6,582,668)     (5,259,387)
                                                                      ------------     -----------      ----------      ----------
Capital share transactions (Note 5)
Proceeds from sales                                                     96,248,573     108,453,258      17,071,293      14,789,401
Reinvested distributions at net asset value                            139,606,605      25,107,344       6,582,668       5,259,387
Payments for redemptions                                               (23,792,543)    (15,248,865)     (5,410,142)     (5,679,799)
                                                                       -----------     -----------      ----------      ----------
Increase (decrease) in net assets from capital share transactions      212,062,635     118,311,737      18,243,819      14,368,989
                                                                       -----------     -----------      ----------      ----------
Total increase (decrease) in net assets                                 55,119,714     382,298,930      14,805,182      16,028,523
Net assets at beginning of year                                        933,816,926     551,517,996      82,773,281      66,744,758
                                                                       -----------     -----------      ----------      ----------
Net assets at end of year                                             $988,936,640    $933,816,926     $97,578,463     $82,773,281
                                                                      ============    ============     ===========     ===========
Undistributed (excess of distributions over) net investment income    $         --    $         --     $    23,969     $    20,872
                                                                      ------------      ----------     -----------     -----------

See accompanying notes to financial statements.


Statements of changes in net assets (continued)
IDS Life Series Fund, Inc.


                                                                          Money Market Portfolio             Managed Portfolio
Year ended April 30,                                                       1999            1998            1999             1998

Operations and distributions
Investment income (loss)-- net                                        $  1,766,572    $  1,575,961   $  13,435,735    $ 12,977,787
Net realized gain (loss) on investments                                        (25)           (159)      7,742,665      35,844,608
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           --              --      44,855,676      66,941,764
                                                                              ----            ----      ----------      ----------
Net increase (decrease) in net assets resulting from operations          1,766,547       1,575,802      66,034,076     115,764,159
                                                                         ---------       ---------      ----------     -----------
Distributions to shareholders from:
   Net investment income                                                (1,763,472)     (1,575,961)    (13,365,384)    (12,977,741)
   Net realized gain                                                            --              --     (36,482,550)    (31,257,376)
                                                                              ----            ----     -----------     -----------
Total distributions                                                     (1,763,472)     (1,575,961)    (49,847,934)    (44,235,117)
                                                                        ----------      ----------     -----------     -----------
 Capital share transactions (Note 5)
Proceeds from sales                                                     26,717,943      19,622,034      54,815,469      64,443,186
Reinvested distributions at net asset value                              1,763,472       1,575,961      49,847,934      44,235,117
Payments for redemptions                                               (17,293,901)    (15,370,198)    (16,393,026)    (10,246,876)
                                                                       -----------     -----------     -----------     -----------
Increase (decrease) in net assets from capital share transactions       11,187,514       5,827,797      88,270,377      98,431,427
                                                                        ----------       ---------      ----------      ----------
Total increase (decrease) in net assets                                 11,190,589       5,827,638     104,456,519     169,960,469
Net assets at beginning of year                                         34,373,351      28,545,713     580,697,360     410,736,891
                                                                        ----------      ----------     -----------     -----------
Net assets at end of year                                             $ 45,563,940    $ 34,373,351   $ 685,153,879    $580,697,360
                                                                      ============    ============   =============    ============
Undistributed (excess of distributions over) net investment income    $      3,100    $         --   $    (254,517)   $    (98,258)
                                                                      ------------    ------------   -------------    ------------

See accompanying notes to financial statements.


Statements of changes in net assets (continued)
IDS Life Series Fund, Inc.
                                                                    Government Securities Portfolio  International Equity Portfolio
Year ended April 30,                                                       1999            1998            1999            1998

Operations and distributions
Investment income (loss)-- net                                         $   860,744     $   785,608    $  2,451,845    $    833,466
Net realized gain (loss) on investments                                     89,785         134,337       5,306,165       8,299,556
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     (134,841)        445,383      13,907,417      33,874,515
                                                                          --------         -------      ----------      ----------
Net increase (decrease) in net assets resulting from operations            815,688       1,365,328      21,665,427      43,007,537
                                                                           -------       ---------      ----------      ----------
Distributions to shareholders from:
   Net investment income                                                  (854,104)       (785,584)     (2,272,892)       (800,705)
   Excess distributions of net investment income                                --              --              --        (548,730)
   Net realized gain                                                      (130,692)       (141,363)     (7,835,052)     (3,978,926)
                                                                          --------        --------      ----------      ----------
Total distributions                                                       (984,796)       (926,947)    (10,107,944)     (5,328,361)
                                                                          --------        --------     -----------      ----------
Capital share transactions (Note 5)
Proceeds from sales                                                      9,394,678       4,424,154      47,763,156      51,860,011
Reinvested distributions at net asset value                                984,796         926,947      10,107,944       5,328,361
Payments for redemptions                                                (2,881,530)     (4,560,150)     (4,000,061)     (3,168,693)
                                                                        ----------      ----------      ----------      ----------
Increase (decrease) in net assets from capital share transactions        7,497,944         790,951      53,871,039      54,019,679
                                                                         ---------         -------      ----------      ----------
Total increase (decrease) in net assets                                  7,328,836       1,229,332      65,428,522      91,698,855
Net assets at beginning of year                                         14,606,574      13,377,242     217,572,717     125,873,862
                                                                        ----------      ----------     -----------     -----------

Net assets at end of year                                              $21,935,410     $14,606,574    $283,001,239    $217,572,717
                                                                       ===========     ===========    ============    ============
Undistributed (excess of distributions over) net investment income     $    (3,870)    $   (14,715)   $       (833)   $    (32,762)
                                                                       -----------     -----------    ------------    ------------

See accompanying notes to financial statements.


Notes to Financial Statements
IDS Life Series Fund, Inc.


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
IDSLife Series Fund, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Fund has 10 billion authorized shares of capital stock and the primary investments are as follows:

   Equity Portfolio primarily invests in U.S. common stocks and securities convertible into common stock;

   Income Portfolio primarily invests in investment grade corporate bonds and governement securities;

   Money Market Portfolio primarily invests in high-quality, short-term debt securities;

   Managed Portfolio primarily invests in a combination of equity and debt securities;

   Government Securities Portfolio primarily invests in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies; and

   International Equity Portfolio invests primarily in common stocks of foreign issuers.

Shares of each Fund are sold to IDS Life Insurance Company (IDS Life) subaccounts or IDS Life Insurance Company of New York subaccounts in connection with the sale of variable insurance contracts.

The Fund's significant accounting policies are summarized as follows:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in the Fund, except Money Market Portfolio, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund, except Money Market Portfolio, may buy and sell put or call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund, except Money Market Portfolio, may buy and sell financial future contracts. Risks of entering into future contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statements of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund, except Money Market Portfolio, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of April 30, 1999, investments in securities for Equity Portfolio included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 1999 was $5,000,001 representing 0.5% of net assets for Equity Portfolio. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a when-issued basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid high-grade short-term debt securities at least equal to the amount of its commitment. As of April 30, 1999, Government Securities Portfolio had entered into outstanding when-issued or forward-commitments of $2,633,060.

Federal income taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income taxes is thus required.
Each Fund is treated as a separate entity for federal income tax purposes.

Net  investment  income  (loss) and net realized  gains  (losses) may differ for
financial   statement   and  tax  purposes   primarily   because  of  wash  sale
transactions,  foreign  currency  exchange gains and losses,  and the timing and amount of market  discount  recognized  as ordinary  income.  The  character  of distributions  made during the year from net  investment  income or net realized gains may differ from their  ultimate  characterization  for federal  income tax purposes. Also, due to the timing of dividend distributions,  the fiscal year in which  amounts  are  distributed  may  differ  from the year that the  income or realized gains (losses) are recorded by the Fund.

On  the  statements  of  assets  and  liabilities,  as  a  result  of  permanent book-to-tax differences, undistributed net investment income and accumulated net
realized  gain  (loss)  have  been  increased  (decreased),   resulting  in  net
reclassification adjustments to additional paid-in capital by the following:

                                                                                                   Government       International
                                                   Equity         Income           Managed          Securities          Equity
                                                  Portfolio      Portfolio        Portfolio          Portfolio         Portfolio

Undistributed net investment income              $2,248,262       $  3,134         $(226,610)        $  4,205          $(147,024)
Accumulated net realized gain (loss)                 80,434         (3,134)          226,610           (4,205)           147,024
                                                     ------         ------           -------           ------            -------
Additional paid-in capital reductions (increase) $2,328,696       $     --         $      --         $     --          $      --

Dividends to shareholders
As of April 30, 1999, dividends declared for each Fund payable May 3, 1999 are as follows:

   Income Portfolio                   $.052
   Money Market Portfolio             $.004
   Managed Portfolio                  $.094
   Government Securities Portfolio    $.041
   International Equity Portfolio     $.036

Distributions to shareholders are recorded as of the close of business on the record date and are payable on the first business day following the record date.
Dividends from net investment income are declared daily and distributed monthly for the Money Market, Income and Government Securities Portfolios and declared and distributed quarterly for the Equity, Managed and International Equity
Portfolios.  Capital gain distributions,  when available, will be made annually.
However, additional capital gain distributions may be made periodically during the fiscal year in order to comply with the Internal Revenue Code as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.



2. INVESTMENT MANAGEMENT AND SERVICES AGREEMENT
The Fund has an Investment Management and Services Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of each Fund. The fee is 0.7% on an annual basis for Equity, Income, Managed and Government Securities Portfolios. For Money Market Portfolio the fee is 0.5% on an annual basis. For International Equity Portfolio the fee is 0.95% on an annual basis.

IDS Life and American Express Financial  Corporation have an Investment Advisory
Agreement which calls for IDS Life to pay American Express Financial Corporation a fee for investment advice about the Fund's portfolios. The fee paid by IDS
Life is 0.25% of Equity, Income, Money Market, Managed and Government Securities
Portfolios' average daily net assets for the year. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average daily net assets for the year.

In addition to paying its own management fee, the Fund also pays its taxes, brokerage commissions and nonadvisory expenses. Expenses that relate to a particular Fund, such as custodian fees and registration fees for shares, are paid by that Fund. Other expenses are allocated to the Fund in an equitable manner as determined by the Fund's board. Each Fund also pays custodian fees to American Express Trust Company, an affiliate of IDS Life.

IDS Life has voluntarily agreed to reimburse each Fund for non-advisory expenses which exceed 0.1% on an annual basis of average daily net assets of each Fund.


3. SECURITIES TRANSACTIONS
For the year ended April 30, 1999, cost of purchases and proceeds from sales of securities aggregated, respectively, $243,317,620 and $231,780,182 for Money
Market Portfolio. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                              Purchases               Proceeds

Equity Portfolio                $1,111,739,293        $1,093,451,278
Income Portfolio                    28,407,839            18,591,361
Managed Portfolio                  572,586,955           535,019,349
Government Securities Portfolio     20,642,856            14,151,841
International Equity Portfolio     167,425,488           144,445,459

Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with IDS Life were $9,828 and $3,702 for Equity Portfolio and Managed Portfolio, respectively, for the year ended April 30, 1999.

4. FOREIGN CURRENCY CONTRACTS
As of April 30, 1999, International Equity Portfolio has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                               Currency to               Currency to               Unrealized                 Unrealized
Exchange date                 be delivered               be received              appreciation               depreciation

May 3, 1999                      251,773                   267,899                   $1,876                      $--
                         European Monetary Unit          U.S. Dollar
May 3, 1999                      345,770                  3,196,639                     746                       --
                               U.S. Dollar              Mexican Peso
May 6, 1999                    40,961,017                  344,378                    1,307                       --
                              Japanese Yen               U.S. Dollar
May 7, 1999                    57,517,554                  482,773                    1,031                       --
                              Japanese Yen               U.S. Dollar
May 28, 1999                     184,531                   196,618                    1,642                       --
                         European Monetary Unit          U.S. Dollar
Total                                                                                $6,602                      $--


5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for each Fund for the years indicated are as follows:

                                                                         Year ended April 30, 1999
                                                                        Money                       Government      International
                                         Equity         Income          Market         Managed      Securities         Equity
                                        Portfolio      Portfolio       Portfolio      Portfolio      Portfolio        Portfolio

Sold                                    3,674,588     1,697,801       26,720,544      2,965,062       914,617        2,679,831
Issued for reinvested distributions     5,307,274       655,205        1,763,642      2,729,787        95,971          534,400
Redeemed                                 (902,671)     (539,281)     (17,295,607)      (883,671)     (280,555)        (219,595)
                                         --------      --------      -----------       --------      --------         --------
Net increase (decrease)                 8,079,191     1,813,725       11,188,579      4,811,178       730,033        2,994,636


                                                                         Year ended April 30, 1998

                                                                          Money                     Government      International
                                          Equity         Income          Market        Managed      Securities         Equity
                                        Portfolio      Portfolio       Portfolio      Portfolio      Portfolio        Portfolio

Sold                                    3,690,818     1,441,650       19,623,972      3,499,409       440,153        3,199,923
Issued for reinvested distributions       878,375       512,508        1,576,114      2,439,015        91,894          310,769
Redeemed                                 (519,416)     (554,245)     (15,371,758)      (559,693)     (451,521)        (190,260)
                                         --------      --------      -----------       --------      --------         --------
Net increase (decrease)                 4,049,777     1,399,913        5,828,328      5,378,731        80,526        3,320,432


6. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written by Equity Portfolio are as follows:

         Year ended April 30, 1999
                                                   Puts                                      Calls
                                    Contracts               Premium            Contracts                Premium
Balance April 30, 1998                   --             $         --                 --              $        --
Opened                                8,900                2,926,591             16,363                7,787,977
Closed                               (6,000)              (2,253,738)            (4,613)              (1,992,941)
Exercised                              (299)                 (55,164)            (6,050)              (2,981,868)
Expired                              (2,201)                (562,314)            (2,400)                (669,562)
                                     ------                 --------             ------                 --------
Balance April 30, 1999                  400             $     55,375              3,300               $2,143,606

See "Summary of significant accounting policies."

Contracts and premium amounts associated with options contracts written by Managed Portfolio are as follows:

                                         Year ended April 30, 1999
                                                   Calls
                                     Contracts               Premium
Balance April 30, 1998                  --                  $    --
Opened                                  16                    7,920
Expired                                (16)                  (7,920)
Balance April 30, 1999                  --                  $    --

See "Summary of significant accounting policies."

7. STOCK INDEX FUTURES CONTRACTS
As of April 30, 1999, investments in securities for Managed Portfolio included securities valued at $1,077,568 that were pledged as collateral to cover initial margin deposits on 44 open purchase contracts. The market value of the open purchase contracts as of April 30, 1999, was $14,701,500 with a net unrealized loss of $361,426. See "Summary of significant accounting policies"

8. CAPITAL LOSS CARRYOVER
For federal income tax purposes, Equity Portfolio and Income Portfolio have capital loss carryovers of $91,910,864 and $979,456, respectively, as of April
30, 1999, that will expire in 2007 for Equity Portfolio and 2007-2008 for Income
Portfolio if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.


9. FINANCIAL HIGHLIGHTS
"Financial highlights" showing per share data and selected financial information is presented on pages 28-33 of the prospectus.


Investments in Securities

IDS Life Series Fund,Inc.
Equity Portfolio
April 30, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (93.4%)(e)
Issuer                                                        Shares           Value(a)

Aerospace & defense (0.9%)
HEICO Cl A                                                   425,000         $8,951,563

Airlines (1.1%)
Atlantic Coast Airlines Holdings                             150,000(b)       4,631,250
SkyWest                                                      225,000          5,850,000
Total                                                                        10,481,250

Automotive & related (1.6%)
Dura Automotive Systems Cl A     300,000(b)                8,587,500
O'Reilly Automotive                                          150,000(b)       6,862,500
Total                                                                        15,450,000

Banks and savings & loans (2.8%)
CompuCredit                                                  350,000(b)       5,600,000
Creditrust                                                   250,000(b)       5,625,000
Golden State Bancorp                                         241,500(b)       5,931,844
TeleBanc Financial                                            60,000(b)       6,217,500
UnionBanCal                                                  130,000          4,436,250
Total                                                                        27,810,594

Communications equipment & services (9.3%)
America Online                                               120,000(b,f)    17,130,000
CMGI                                                          65,000(b)      16,546,563
Concentric Network                                           135,000(b)      11,272,500
Network Solutions Cl A                                       100,000(b)       7,775,000
Rhythms NetConnections                                        40,000(b)       3,300,000
Sterling Commerce                                            700,000(b)      21,918,749
Tellabs                                                      125,000(b)      13,695,313
Total                                                                        91,638,125

Computers & office equipment (24.2%)
American Management Systems                                  150,000(b)       5,156,250
Ascend Communications                                        100,000(b)       9,662,500
BindView Development                                         240,000(b)       5,160,000
BMC Software                                                 360,000(b)      15,502,500
Cisco Systems                                                157,500(b)      17,964,843
Citrix Systems                                               125,000(b)       5,312,500
Comdisco                                                     100,000          2,631,250
Compuware                                                    430,000(b)      10,481,250
Critical Path                                                 34,600(b)       3,442,700
CSG Systems Intl                                             200,000(b)       7,725,000
Descartes Systems Group                                      380,000(b,c)     2,398,750
EMC                                                           42,500(b)       4,629,844
Equant                                                        50,000(b,c)     4,462,500
Extreme Networks                                              25,000(b)       1,385,938
Fiserv                                                       225,000(b)      13,176,563
Fundtech                                                     300,000(b)      10,331,250
InfoSpace.com                                                 60,000(b)       8,598,750
Legato Systems                                               232,055(b)       9,383,724
MAXIMUS                                                      300,000(b)       7,800,000
Mercury Interactive                                           29,900(b)         842,806
Metzler Group                                                294,800(b)       8,217,550
Mpath Interactive                                             62,400(b)       2,457,000
Multex.com                                                    50,000(b)       2,150,000
Net Perceptions                                               25,000(b)         659,375
Pervasive Software                                           250,000(b)       3,625,000
Profit Recovery Group Intl                                   300,000(b,f)    10,950,000
Rational Software                                            300,000(b)       8,887,500
SunGard Data Systems                                         540,300(b)      17,255,831
VeriSign                                                      80,000(b)       9,200,000
WebTrends                                                    200,000(b)      10,625,000
Whittman-Hart                                                200,000(b)       5,650,000
Xoom.com                                                      63,000(b)       4,410,000
Yahoo!                                                        50,000(b)       8,734,375
Total                                                                       238,870,549

Electronics (10.5%)
Advanced Energy Inds                                         125,000(b)       3,460,938
Altera                                                        70,000(b)       5,057,500
Conexant Systems                                             100,000(b)       4,075,000
Flextronics Intl                                             200,000(b)       9,337,500
Galileo Technology                                           200,000(b)       4,600,000
Jabil Circuit                                                200,000(b,f)     9,312,500
KLA-Tencor                                                   135,000(b)       6,699,375
Novellus Systems                                             185,000(b)       8,741,250
PMC-Sierra                                                    37,600(b)       3,604,900
RF Micro Devices                                             100,000(b)       5,587,500
Sawtek                                                       150,000(b)       5,287,500
Taiwan Semiconductor Mfg ADR                                 100,000(b)       2,400,000
Teradyne                                                     140,000(b)       6,606,250
Uniphase                                                     200,000(b)      24,274,999
Vitesse Semiconductor                                        100,000(b)       4,631,250
Total                                                                       103,676,462

Financial services (5.9%)
Capital One Financial                                         50,000          8,684,375
Knight/Trimark Group Cl A                                    325,000(b,f)    49,785,938
Total                                                                        58,470,313

Food (0.4%)
U.S. Foodservice                                             100,000(b)       4,206,250

Furniture & appliances (0.3%)
Select Comfort                                               200,000(b)       3,237,500

Health care (3.2%)
Bausch & Lomb                                                 20,000(f)       1,500,000
Boston Scientific                                            100,000(b)       4,256,250
Genzyme (General Division)                                   100,000(b)       3,775,000
Maxxim Medical                                               175,000(b)       2,789,063
Medicis Pharmaceutical Cl A                                  300,000(b)       7,293,749
Medtronic                                                     75,000          5,395,313
Pharmacyclics                                                250,000(b)       3,562,500
Stryker                                                       15,700            960,644
Watson Pharmaceuticals                                        40,000(b,f)     1,620,000
Total                                                                        31,152,519

Health care services (2.2%)
Medical Manager                                              150,000(b)       4,275,000
Quintiles Transnational                                      250,000(b)      10,140,625
Sunrise Assisted Living                                      175,000(b)       7,000,000
Total                                                                        21,415,625

Insurance (0.6%)
Blanch (EW) Holdings                                         100,000          5,887,500

Leisure time & entertainment (0.3%)
Ticketmaster Online-Citysearch Cl B                          100,000(b)       3,162,500

Media (7.1%)
Adelphia Communications Cl A                                 110,000(b)       7,507,500
Cablevision Systems Cl A                                      80,000(b)       6,190,000
Outdoor Systems                                              717,800(b)      18,079,588
TeleWest Communications                                    1,330,000(b,c)     6,130,236
Univision Communications Cl A                                550,000(b)      31,831,249
Value America                                                 20,000(b)         788,750
Total                                                                        70,527,323

Miscellaneous (0.4%)
Marimba                                                        6,800(b)         413,100
Resource America Cl A                                        250,000          3,093,750
WorldGate Communications                                      30,000(b)         855,000
Total                                                                         4,361,850

Multi-industry conglomerates (3.7%)
ACNielsen                                                    100,000(b)       2,787,500
Electronics for Imaging                                      100,000(b)       4,731,250
ITT Educational Services                                     475,000(b)      11,667,188
Personnel Group of America                                   300,000(b)       2,737,500
SM&A Corp                                                    330,000          2,475,000
Tyco Intl                                                    150,000(c)      12,187,500
Total                                                                        36,585,938

Restaurants & lodging (0.8%)
Papa John's Intl                                             200,000(b)       8,037,500

Retail (8.5%)
99 Cents Only Stores                                          60,000(b,f)     2,827,500
AnnTaylor Stores                                             100,000(b)       4,750,000
Bed Bath & Beyond                                            200,000(b)       7,137,500
Borders Group                                                200,000(b)       2,887,500
Circuit City Stores                                           75,000          4,612,500
CVS                                                          200,000          9,525,000
Egghead.com                                                  400,000(b)       5,600,000
Family Dollar Stores                                         250,000          6,031,250
Kohl's                                                       110,000(b)       7,308,125
Rite Aid                                                     162,000          3,776,625
Tiffany & Co                                                 210,000         17,639,999
TJX Companies                                                200,000          6,662,500
Valley Media                                                 150,000(b)       3,768,750
Venator Group                                                150,000(b)       1,453,125
Total                                                                        83,980,374

Textiles & apparel (1.1%)
Abercrombie & Fitch                                           75,000(b)       7,134,375
Tommy Hilfiger                                                50,000(b)       3,493,750
Total                                                                        10,628,125

Transportation (1.8%)
C.H. Robinson Worldwide                                      250,000          7,484,375
Covenant Transport                                           325,000(b)       4,468,750
Kansas City Southern Inds                                    100,000          5,956,250
Total                                                                        17,909,375

Utilities -- telephone (6.8%)
Allegiance Telecom                                           200,000(b)       9,200,000
COLT Telecom Group ADR                                       200,000(b,c)    15,275,000
Energis                                                      300,000(b,c)     8,175,930
Global TeleSystems Group                                      51,000(b)       3,372,375
Omnipoint                                                    375,000(b)       6,656,250
RCN                                                          100,000(b)       4,862,500
Viatel                                                       100,000(b)       4,600,000
Western Wireless Cl A                                         70,000(b)       2,874,375
WinStar Communications                                       250,000(b)      12,156,250
Total                                                                        67,172,680

Total common stocks
(Cost: $651,814,057)                                                       $923,613,915


Preferred stock (0.5%)

Issuer                                                       Shares           Value(a)

MARS
   Cv Series C                                             2,702,703(g)      $5,000,001


Total preferred stock

(Cost: $5,000,000)                                                           $5,000,001

See accompanying notes to investments in securities.

Options purchased (0.1%)
Issuer                    Shares       Exercise     Expiration        Value(a)
                                         price         date
Calls
Altera                    50,000          $65       Sept. 1999        $762,500
Rite Aid                 120,000           40        July 1999          15,000
Venator Group            100,000           10        Aug. 1999         175,000


Total options purchased

(Cost: $810,600)                                                      $952,500


Short-term securities (6.7%)(f)
Issuer                                    Annualized        Amount            Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies (5.3%)
Federal Home Loan Mtge Corp Disc Nts
   05-06-99                                    4.80%      $7,900,000         $7,894,766
   05-14-99                                    4.71        2,000,000          1,996,606
   05-14-99                                    4.82          500,000            498,996
   05-18-99                                    4.77        8,500,000          8,480,974
   06-21-99                                    4.72       20,000,000         19,862,445
Federal Natl Mtge Assn Disc Nts
   05-19-99                                    4.71        1,600,000          1,596,248
   05-20-99                                    4.69       12,500,000         12,469,124
Total                                                                        52,799,159

Commercial paper (1.4%)
BMW US Capital
   05-05-99                                    4.86        3,200,000          3,198,283
BOC Group
   05-03-99                                    4.92        1,000,000            999,727
CAFCO
   06-01-99                                    4.82        1,900,000(d)       1,892,147
Dresdner US Finance
   06-02-99                                    4.81        3,700,000          3,684,246
Fleet Funding
   06-03-99                                    4.82        2,900,000(d)       2,887,240
   06-09-99                                    4.82          900,000(d)         895,320
Total                                                                        13,556,963

Total short-term securities
(Cost: $66,360,935)                                                         $66,356,122

Total investments in securities
(Cost: $723,985,592)(h)                                                    $995,922,538


See accompanying notes to investments in securities.


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 1999, the value of foreign securities represented 4.92% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(e) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended April 30, 1999 are as follows:

Issuer                Beginning    Purchase       Sales       Ending   Dividend  Value(a)
                        cost         cost         cost         cost     income

Rock of Ages*       $5,604,628          $--    $5,604,628        $--       $--      $--

Tier Technologies*          --    6,027,188     6,027,188         --        --       --

Total               $5,604,628   $6,027,188   $11,631,816        $--       $--      $--

*Issuer was not an affiliate for the entire year ended April 30, 1999.

(f) At April 30, 1999, securities valued at $28,497,188 were held to cover open call options written as follows:

                                           Exercise    Expiration     Value(a)
Issuer                         Shares        price        date

99 Cents Only Stores            15,000        $50        May 1999      $17,813

America Online                  60,000        130        May 1999    1,136,250

Jabil Circuit                  100,000         55        May 1999       46,875

Knight/Trimark Group Cl A      75,0000        110        May 1999    3,525,000

Profit Recovery Group Intl      40,000         40        May 1999       30,000

Watson Pharmaceuticals          40,000         50        May 1999       17,500

Total                                                               $4,773,438

At April 30, 1999, cash or short-term securities were designated to cover open put options written as follows:

                                       Exercise      Expiration       Value(a)
Issuer                  Shares           price          date

Bausch & Lomb            40,000           $65          May 1999         $5,000

(g) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at April 30, 1999, is as follows:


Security                                    Acquisition date        Cost

MARS

 Cv Series C                                   02-17-99           $5,000,000

(h) At April 30, 1999,  the cost of securities  for federal  income tax purposes
was   $724,121,164   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                                        $292,588,329
Unrealized depreciation                                         (20,786,955)
                                                                -----------
Net unrealized appreciation                                    $271,801,374


See accompanying notes to investments in securities.

Investments in Securities

IDS Life Series Fund,Inc.
Income Portfolio
April 30, 1999

(Percentages represent value of investments compared to net assets)

Bonds (89.5%)
Issuer                                       Coupon         Principal          Value(a)
                                              rate            amount

Government obligations (3.7%)
Govt of Russia
   (Russian Ruble)
      12-15-20                                 6.63%         150,000(b,c)        $9,563
   (U.S. Dollar)
      12-29-49                                 6.63            6,875(b,c)           455
People's Republic of China
   (U.S. Dollar)
      07-03-01                                 7.38          100,000(c)         101,840
Republic of Argentina
   (Argentine Peso)
      02-12-07                                11.75          200,000(c)         186,952
United Mexican States
   (U.S. Dollar)
      03-12-08                                 8.63          250,000(c)         245,625
U.S. Treasury
      11-15-27                                 6.13        3,000,000          3,105,232
Total                                                                         3,649,667

Mortgage-backed securities (22.4%)
Federal Home Loan Mtge Corp
      06-01-09                                 5.50          584,724            572,421
      08-01-11                                 6.50        1,616,688          1,636,217
      03-01-13                                 5.50          909,544            884,840
      06-15-20                                 8.00          126,382            130,094
   Collateralized Mtge Obligation
      04-15-22                                 8.50        1,000,000          1,047,350
Federal Natl Mtge Assn
      03-15-01                                 5.63          600,000            603,486
      04-15-03                                 5.75        2,000,000          2,010,153
      02-15-08                                 5.75          500,000            496,553
      06-01-10                                 6.50          798,829            806,985
      02-01-11                                 6.00        1,441,278          1,430,915
      09-01-13                                 6.00        1,861,068          1,846,950
      11-01-13                                 6.00        1,899,936          1,883,905
      07-01-26                                 7.00        1,607,204          1,629,945
      12-01-27                                 6.00        2,370,906          2,300,872
      12-01-27                                 6.50        1,965,597          1,954,944
      10-01-28                                 6.50        1,980,951          1,969,808
Merrill Lynch Mtge Investors
      06-15-21                                 7.99          129,203            120,219
Morgan Stanley Capital
   Collateralized Mtge Obligation
      11-15-28                                 6.59          591,730            596,180
Total                                                                        21,921,837

Aerospace & defense (0.6%)
BE Aerospace
   Sr Sub Nts Series B
      02-01-06                                 9.88          100,000            104,000
Goodrich (BF)
      07-01-01                                 9.63          150,000            160,914
Newport News Shipbuilding
   Sr Nts
      12-01-06                                 8.63           75,000             80,625
Northrop-Grumman
      03-01-06                                 7.00          250,000            254,021
Total                                                                           599,560

Airlines (0.4%)
Continental Airlines
   Series 1996A
      04-15-15                                 6.94          372,211            378,550

Automotive & related (0.4%)
Arvin Capital
   Company Guaranty
      02-01-27                                 9.50          250,000            267,179
MSX Intl
   Company Guaranty
      01-15-08                                11.38          125,000            125,000
Total                                                                           392,179

Banks and savings & loans (6.8%)
Banca Commercial Italian
   (U.S. Dollar)
      07-15-07                                 8.25          300,000(c)         325,370
Banco General
   (U.S. Dollar)
      08-01-02                                 7.70          350,000(c,d)       323,852
Bank One
   Medium-term Nts Series A
      02-17-09                                 6.00          500,000            485,565
Capital One Bank
      05-15-08                                 6.70          500,000            490,070
Comerica Bank
   Sub Nts
      10-01-08                                 6.00          500,000            482,049
Corp Andina de Fomento
   (U.S. Dollar)
      02-01-03                                 7.10          300,000(c)         297,731
Crestar Capital
   Company Guaranty
      12-15-26                                 8.16          350,000            373,302
Dao Heng Bank
   (U.S. Dollar) Sub Nts
      01-24-07                                 7.75          500,000(c,d)       463,750
Fleet Financial Group
   Sub Nts
      12-01-01                                 9.00          200,000            216,215
Greenpoint Capital
   Company Guaranty
      06-01-27                                 9.10          200,000            213,179
Hubco Capital Trust I
   Company Guaranty Series B
      02-01-27                                 8.98          500,000            512,383
MBNA American Bank
   Sub Nts
      03-15-08                                 6.75          500,000            486,978
Mellon Capital
   Company Guaranty Series A
      12-01-26                                 7.72          500,000            508,002
Norwest
   Sr Medium-term Nts Series G
      09-15-02                                 6.38          400,000            404,831
Union Planters Bank
   Sub Nts
      03-15-18                                 6.50          500,000            486,849
US Bancorp
   Sub Nts
      09-15-07                                 6.88          400,000            412,113
Washington Mutual Capital
   Company Guaranty
      06-01-27                                 8.38          200,000(d)         213,721
Total                                                                         6,695,960

Building materials & construction (1.7%)
Carlisle Companies
   Sr Nts
      01-15-07                                 7.25          500,000            525,442
Foster Wheeler
   11-15-05                                    6.75          300,000            290,638
Pulte
   Sr Nts
      12-15-03                                 7.00          300,000            305,508
Southdown
   Sr Sub Nts Series B
      03-01-06                                10.00           50,000             55,250
Tyco Intl Group
   (U.S. Dollar) Company Guaranty
      06-15-03                                 6.25          500,000(c)         502,470
Total                                                                         1,679,308

Chemicals (1.4%)
Allied Waste North America
   Company Guaranty Series B
      01-01-09                                 7.88          350,000            343,875
IMC Global
      10-15-01                                 6.63          500,000            502,922
USA Waste Services
   Sr Nts
      10-01-07                                 7.13          500,000            519,951
Total                                                                         1,366,748

Commercial finance (0.1%)
Netia Holdings
   (U.S. Dollar) Company Guaranty Series B
      11-01-07                                10.25          100,000(c)          96,000

Communications equipment & services (1.8%)
EchoStar DBS
   Sr Nts
      02-01-09                                 9.38          205,000(d)         214,225
Iridium LLC/Capital
   Company Guaranty Series C
      07-15-05                                11.25           40,000             12,400
IXC Communications
   Sr Sub Nts
      04-15-08                                 9.00          250,000            253,750
Jordan Telecommunications Products
   Sr Nts Series B
      08-01-07                                 9.88          250,000            252,500
KMC Telecom Holdings
   Zero Coupon Sr Disc Nts
      02-15-03                                12.78          250,000(e)         142,500
MJD Communications
   Sr Sub Nts Series B
      05-01-08                                 9.50          100,000            101,000
NTL
   Zero Coupon Sr Nts Series B
      04-01-03                                 9.78          190,000(e)         133,475
PhoneTel Technologies
   Sr Nts
      12-15-06                                12.00          125,000(b)          36,250
U S West Capital Funding
   Company Guaranty
      07-15-28                                 6.88          500,000            496,505
Versatel Telecom
   (U.S. Dollar) Sr Nts
      05-15-08                                13.25          100,000(c)         108,000
Total                                                                         1,750,605

Computers & office equipment (0.3%)
Globix
   Sr Nts
      05-01-05                                13.00          250,000            257,188
PSINet
   Sr Nts Series B
      02-15-05                                10.00           50,000             52,500
Total 309,688

Electronics (0.8%)
Hyundai Semiconductor
   (U.S. Dollar) Sr Nts
      05-15-07                                 8.63          500,000(c,d)       423,140
Thomas & Betts
      01-15-06                                 6.50          400,000            401,024
Total                                                                           824,164

Energy (3.1%)
Gulf Canada Resources
      07-01-05                                 9.63          500,000            520,625
Honam Oil Refinery
   (U.S. Dollar)
      10-15-05                                 7.13          250,000(c,d)       236,250
Lodestar Holdings
   Company Guaranty
      05-15-05                                11.50          250,000            195,000
Oryx Energy
      10-15-05                                 8.13          500,000            535,957
R & B Falcon
      04-15-08                                 6.95          500,000            367,033
Roil
   (U.S. Dollar)
      12-05-02                                12.78          203,580(c,d)        71,253
Trizec Hahn
   Sr Nts
      09-15-04                                 9.50          100,000             99,750
USX
      03-01-08                                 6.85          500,000            498,628
Woodside Petroleum
   (U.S. Dollar)
      04-15-08                                 6.60          500,000(c,d)       457,339
Total                                                                         2,981,835

Energy equipment & services (1.2%)
DI Inds
   Sr Nts
      07-01-07                                 8.88          150,000            127,500
Global Marine
      09-01-07                                 7.13          500,000            496,687
Pioneer Natural Resource
      01-15-08                                 6.50          500,000            421,627
Pool Energy Services
   Company Guaranty Series B
      04-01-08                                 8.63          100,000            101,500
Total                                                                         1,147,314

Financial services (4.8%)
Airplanes GPA Cl D
   (U.S. Dollar) Series 1
      03-15-19                                10.88          100,000(c)          98,850
American General Finance
   Sr Nts
      11-01-03                                 5.75          500,000            494,561
Arcadia Financial
   Sr Nts
      03-15-07                                11.50          130,000            107,900
Associates
      11-01-03                                 5.75          350,000            346,598
Avco Financial Services
   Sr Nts
      07-15-99                                 7.25          300,000            301,135
Barclays North America Capital
      05-15-21                                 9.75          300,000            334,779
Capital One Financial
      08-01-08                                 7.13          500,000            481,156
GMAC
      11-10-03                                 5.75          500,000            494,225
Household Finance
   Medium-term Nts Series E
      06-17-08                                 6.40          500,000            496,555
Providian Master Trust
   Series 1997-4 Cl A
      06-15-07                                 6.25          500,000            508,155
Providian Natl Bank
   Sr Nts
      03-15-03                                 6.70          500,000            501,794
Wilmington Trust
      05-01-08                                 6.63          500,000            495,833
Total                                                                         4,661,541

Food (0.2%)
Ameriserve Food Distributions
   Company Guaranty
      07-15-07                                10.13          100,000             83,000
Chiquita Brands Intl
   Sr Nts
      01-15-04                                 9.63          100,000            104,250
Total                                                                           187,250

Furniture & appliances (0.1%)
Interface
   Sr Sub Nts Series B
      11-15-05                                 9.50          100,000            105,875

Health care (0.7%)
Alaris Medical Systems
   Company Guaranty
      12-01-06                                 9.75          150,000            153,750
Watson Pharmaceuticals
   Sr Nts
      05-15-08                                 7.13          500,000            500,477
Total                                                                           654,227

Health care services (2.5%)
Cardinal Health
      07-15-08                                 6.25          500,000            489,701
Columbia/HCA Healthcare
      06-15-05                                 6.91          100,000             93,158
HEALTHSOUTH
   Sr Nts
      06-15-08                                 7.00          500,000            475,587
Magellan Health Services
   Sr Sub Nts
      02-15-08                                 9.00          125,000            105,625
Manor Care
   Sr Nts
      06-15-06                                 7.50          250,000            258,575
Oxford Health Plans
   Sr Nts
      05-15-05                                11.00           50,000(d)          51,250
Paracelsus Healthcare
   Sr Sub Nts
      08-15-06                                10.00          350,000            252,000
Service Corp Intl
      03-15-20                                 6.30          500,000            491,250
Tenet Healthcare
   Sr Sub Nts
      12-01-08                                 8.13          200,000(d)         194,498
Total                                                                         2,411,644

Household products (0.6%)
Chattem
   Company Guaranty Series B
      04-01-08                                 8.88          250,000            252,812
Revlon Consumer Products
   Sr Nts
      02-01-06                                 8.13          250,000            248,125
Scotts
   Sr Sub Nts
      01-15-09                                 8.63          115,000(d)         119,169
Total                                                                           620,106

Industrial equipment & services (2.5%)
AGCO
   Sr Sub Nts
      03-15-06                                 8.50          250,000            234,375
ARAMARK Services
   Company Guaranty
      12-01-06                                 7.10          500,000            507,252
Case
      08-01-05                                 7.25          400,000            404,723
Ingersoll-Rand
   Sr Nts
      02-15-01                                 6.26          500,000            505,669
Motor & Gears
   Sr Nts Series D
      11-15-06                                10.75          250,000            258,125
Terex
   Company Guaranty
      04-01-08                                 8.88          250,000            247,813
Wesco Distribution
   Company Guaranty Series B
      06-01-08                                 9.13          250,000            260,000
Total                                                                         2,417,957

Insurance (2.0%)
American General Institute Capital
   Company Guaranty Series A
      12-01-45                                 7.57          250,000(d)         259,239
American United Life Insurance
      03-30-26                                 7.75          200,000(d)         202,016
Americo Life
   Sr Sub Nts
      06-01-05                                 9.25          100,000            102,500
Conseco Financing Trust
   Company Guaranty
      11-15-26                                 8.70          300,000            281,373
Orion Capital
   Company Guaranty
      04-15-28                                 7.70          250,000            212,699
SAFECO Capital
   Company Guaranty
      07-15-37                                 8.07          500,000            496,507
Veritas Holdings
   (U.S. Dollar) Sr Nts
      12-15-03                                 9.63          127,000(c)         129,540
Zurich Capital
   (U.S. Dollar) Company Guaranty
      06-01-37                                 8.38          250,000(c,d)       264,881
Total                                                                         1,948,755

Leisure time & entertainment (2.2%)
Coast Hotels & Casino
   Sr Sub Nts
      04-01-09                                 9.50           75,000(d)          76,688
Hammons (JQ) Hotels
   1st Mtge
      02-15-04                                 8.88          250,000            233,750
Hollywood Park
   Sr Sub Nts
      02-15-07                                 9.25          250,000(d)         259,375
Mirage Resorts
      02-01-08                                 6.75          500,000            486,604
Riviera Holdings
   Company Guaranty
      08-15-04                                10.00          250,000            237,500
Time Warner
      02-01-24                                 7.57          350,000            371,962
Trump Holdings & Funding
   Sr Nts
      06-15-05                                15.50          250,000            249,688
United Artists Theatres
   Series 1995A
      07-01-15                                 9.30           94,448             84,890
Venetian Casino/LV Sands
   Company Guaranty
      11-15-04                                12.25          150,000            159,000
Total                                                                         2,159,457

Media (4.2%)
CBS
   Sr Nts
      05-20-05                                 7.15          500,000            513,499
Chancellor Media
   Sr Nts
      11-01-08                                 8.00          500,000(d)         516,250
Comcast
   Sr Sub Deb
      10-15-06                                 9.13          500,000            547,499
Comcast Cable Communications
      11-15-08                                 6.20          300,000            295,761
Globo Communicacoes Participacoes
   (U.S. Dollar) Sr Nts
      12-05-08                                10.63          275,000(c,d)       222,063
Lamar Advertising
   Company Guaranty
      12-01-06                                 9.63          275,000            297,000
Lenfest Communications
   Sr Nts
      11-01-05                                 8.38          250,000            271,875
MDC Communications
   (U.S. Dollar) Sr Sub Nts
      12-01-06                                10.50          100,000(c)         101,250
Quebecor Printing Capital
   Company Guaranty
      01-15-07                                 7.25          500,000            505,787
TCI Communications
      08-01-15                                 8.75          350,000            423,048
TeleWest Communications
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      04-15-04                                 9.25          125,000(c,d.e)      84,375
Time Warner Entertainment
   Sr Nts
      07-15-33                                 8.38          250,000            293,283
Total                                                                         4,071,690

Metals (0.9%)
Alcan Aluminum
   (U.S. Dollar)
      01-15-22                                 8.88          200,000(c)         216,803
Imexsa Export Trust
   (U.S. Dollar)
      05-31-03                                10.13          175,960(c,d)       168,922
Natl Steel
   1st Mtge
      03-01-09                                 9.88          250,000(d)         264,375
Ormet
   Company Guaranty
      08-15-08                                11.00          200,000(d)         193,000
Total                                                                           843,100

Miscellaneous (5.8%)
Adams Outdoor Advertising
   Sr Nts
      03-15-06                                10.75          100,000            109,500
Advanced Glassfiber Yarn
   Sr Sub Nts
      01-15-09                                 9.88          185,000(d)         189,163
Bistro Trust
   Sub Nts
      12-31-02                                 9.50          250,000(d)         240,550
California Infrastructure-
   San Diego Gas & Electric
      03-25-02                                 6.04          381,179            383,306
   Southern California Edison
      03-25-02                                 6.14          770,447            775,162
Delphes 2
   (U.S. Dollar)
      05-05-09                                 7.75          600,000(c)         592,499
Dura Operating
   Sr Sub Nts
      05-01-09                                 9.00          250,000(d)         255,625
Florida Windstorm
   (MBIA Insured)
      02-25-19                                 7.13          500,000(d,f)       499,137
Grant Geophysical
   Company Guaranty Series B
      02-15-08                                 9.75          100,000             50,000
Great Central Mines
   (U.S. Dollar) Sr Nts
      04-01-08                                 8.88          250,000(c,d)       247,500
Guangdong Enterprises
   (U.S. Dollar) Sr Nts
      05-22-07                                 8.88          200,000(c,d)        65,000
Hyder
   (U.S. Dollar)
      12-15-07                                 6.88          500,000(c,d)       503,010
ISG Resources
      04-15-08                                10.00          140,000            144,200
Jorgensen (Earle M)
   Sr Nts
      04-01-05                                 9.50          275,000            259,188
NSM Steel
   Company Guaranty
      02-01-06                                12.00          175,000(b)          35,219
Oshkosh Truck
   Company Guaranty
      03-01-08                                 8.75          250,000            257,500
Outsourcing Solutions
   Sr Sub Nts Series B
      11-01-06                                11.00          140,000            139,300
Pierce Leahy Command
   Company Guaranty
      05-15-08                                 8.13          200,000            198,500
Provident Companies
      03-15-38                                 7.41          500,000            495,208
Stellex Inds
   Sr Sub Nts Series B
      11-01-07                                 9.50          250,000            228,125
Total                                                                         5,667,692

Multi-industry conglomerates (2.2%)
Coltec Inds
   Company Guaranty
      04-15-08                                 7.50          500,000            523,751
Crane
      06-15-99                                 7.25          300,000            300,436
Hutchison Whampoa Finance
   (U.S. Dollar) Company Guaranty Series A
      08-01-07                                 6.95          250,000(c,d)       248,574
   (U.S. Dollar) Company Guaranty Series B
      08-01-17                                 7.45          125,000(c,d)       114,642
Jordan Inds
   Sr Nts Series C
      08-01-07                                10.38          175,000(d)         178,500
Prime Succession
   Sr Sub Nts
      08-15-04                                10.75           65,000             46,881
USI American Holdings
   Sr Nts Series B
      12-01-06                                 7.25          425,000            429,641
Westinghouse Electric
      06-01-01                                 8.88          250,000            260,925
Total                                                                         2,103,350

Paper & packaging (1.9%)
Ball
   Company Guaranty
      08-01-08                                 8.25          250,000            259,375
Chesapeake
      05-01-03                                 9.88          100,000            112,736
Gaylord Container
   Sr Nts
      06-15-07                                 9.75          150,000            144,750
   Sr Nts Series B
      06-15-07                                 9.38          100,000             94,500
Intl Paper
      11-15-12                                 5.13           85,000             71,866
Owens-Illinois
   Sr Nts
      05-15-07                                 8.10          250,000            260,442
      05-15-08                                 7.35          250,000            249,179
Packaging Corp of America
   Sr Sub Nts
      04-01-09                                 9.63          250,000(d)         260,000
Quno
   (U.S. Dollar) Sr Nts
      05-15-05                                 9.13          250,000(c)         263,125
Silgan Holdings
      06-01-09                                 9.00          100,000            103,000
Total                                                                         1,818,973

Real estate investment trust (0.3%)
Property Trust of America
      02-15-14                                 7.50          300,000            299,154

Restaurants & lodging (0.7%)
Domino's
   Sr Sub Nts
      01-15-09                                10.38          175,000(d)         182,000
MGM Grand
      02-06-08                                 6.88          500,000            460,568
Total                                                                           642,568

Retail (2.2%)
Federated Dept Stores
      02-15-28                                 7.00          250,000            245,113
Kroger
   Sr Nts
      07-15-06                                 8.15          500,000            548,240
Maxim Group
   Company Guaranty Series B
      10-15-07                                 9.25          250,000            251,250
Meyer (Fred)
   Company Guaranty
      03-01-08                                 7.45          250,000            262,473
Pep Boys - Manny, Moe & Jack
      06-01-05                                 7.00          300,000            292,056
Safeway
      11-15-01                                 5.88          500,000            501,324
Total                                                                         2,100,456

Textiles & apparel (0.5%)
Tommy Hilfiger USA
   Company Guaranty
      06-01-03                                 6.50          500,000            487,456

Transportation (1.6%)
Enterprise Rent-A-Car USA Finance
      02-15-08                                 6.80          200,000(d)         199,980
   Medium-term Nts
      12-15-99                                 8.75          300,000(d)         305,406
Greater Beijing
   (U.S. Dollar) Sr Nts
      06-15-04                                 9.25          100,000(c)          55,000
Hermes Europe RailTel
   (U.S. Dollar) Sr Nts
      01-15-09                                10.38          200,000(c)         213,000
Ryder System
   Series N
      05-15-01                                 9.25          150,000            158,675
Union Pacific
      02-01-08                                 6.63          500,000            500,753
Zhuhai Highway
   (U.S. Dollar) Sub Nts
      07-01-08                                12.00          250,000(c,d)       132,500
Total                                                                         1,565,314

Utilities -- electric (3.5%)
CalEnergy
   Sr Nts
      09-15-06                                 9.50          250,000            279,688
California Infrastructure-
   Pacific Gas & Electric
      06-25-02                                 6.15        1,000,000          1,006,369
Cleveland Electric Illuminating
   1st Mtge Series B
      05-15-05                                 9.50          250,000            266,912
CMS Energy
   Sr Nts
      05-15-02                                 8.13          200,000            205,764
   Sr Nts Series B
      11-15-00                                 7.38          300,000            302,325
Connecticut Light & Power
   1st Mtge Series C
      06-01-02                                 7.75          250,000            256,744
El Paso Electric
   1st Mtge Series D
      02-01-06                                 8.90          100,000            113,000
Houston Inds
      06-01-01                                 9.38          150,000            159,926
Israel Electric
   (U.S. Dollar) Sr Nts
      12-15-06                                 7.25          300,000(c)         302,307
Midland Funding
   Series A
      07-23-05                                11.75          100,000            113,000
Sithe Independence Funding
   Series A
      12-30-13                                 9.00          100,000            112,012
Western Massachusetts Electric
   1st Mtge Series B
      07-01-01                                 7.38          250,000            253,902
Total                                                                         3,371,949

Utilities -- gas (0.6%)
Columbia Gas System
   Series E
      11-28-10                                 7.32          500,000            511,430
Southwest Gas
   Series F
      06-15-02                                 9.75          100,000            109,391
Total                                                                           620,821

Utilities -- telephone (4.9%)
Airtouch Communications
      05-01-08                                 6.65          500,000            510,149
Cable & Wireless Communications
   (U.S. Dollar)
      03-06-03                                 6.38          500,000(c)         502,555
Call-Net Enterprises
   (U.S. Dollar) Sr Nts
      08-15-08                                 8.00          175,000(c)         171,500
Grupo Iusacell
   (U.S. Dollar)
      07-15-04                                10.00          100,000(c)          96,500
GTE Florida
      02-01-28                                 6.86          500,000            501,806
GTE North
   Series F
      02-15-10                                 6.38          500,000            502,841
Intermedia Communications
   Sr Nts Series B
      11-01-07                                 8.88          100,000            101,000
McLeod USA
   Sr Nts
      03-15-08                                 8.38          105,000            105,525
      02-15-09                                 8.13          250,000(d)         248,750
MetroNet Communications
   (U.S. Dollar) Sr Nts
      11-01-08                                10.63          200,000(c,d)       235,500
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      06-15-03                                10.03          300,000(c,e)       234,750
NEXTLINK Communications
   Sr Nts
      11-15-08                                10.75          500,000(d)         538,750
Primus Telecommunications Group
   Sr Nts
      08-01-04                                11.75          200,000            208,000
Qwest Communications Intl
      11-01-08                                 7.50          500,000(d)         525,244
RSL Communications
   (U.S. Dollar) Company Guaranty
      11-15-06                                12.25          250,000(c)         280,000
Total                                                                         4,762,870

Total bonds
(Cost: $87,708,805)                                                         $87,315,620


See accompanying notes to investments in securities.

Other (--%)

Issuer                                             Shares          Value(a)

Bell Technology
   Warrants                                          250            $24,375
Intermedia Communications
   Warrants                                          100             12,400
KMC Telecom Holdings
   Warrants                                          700              1,750
Primus Telecommunications
   Warrants                                          200              3,000
Versatel
   Warrants                                          100              7,000
Total                                                                48,525

Total other
(Cost: $5,331)                                                      $48,525

Short-term securities (8.8%)
Issuer                                    Annualized         Amount           Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies
Federal Home Loan Bank Disc Nts
      05-26-99                                 4.70%        $800,000           $797,394
      06-30-99                                 4.73        1,600,000          1,586,715
Federal Home Loan Mtge Corp Disc Nts
      05-04-99                                 4.76          500,000            499,803
      05-06-99                                 4.80          600,000            599,603
      05-12-99                                 4.80          600,000            599,126
      05-18-99                                 4.79          600,000            598,482
      06-04-99                                 4.71          600,000            597,342
      06-04-99                                 4.78          700,000            696,863
      06-22-99                                 4.72        1,000,000            993,226
   Federal Natl Mtge Assn Disc Nts
      05-19-99                                 4.71          500,000            498,828
      05-19-99                                 4.72        1,100,000          1,097,414

Total short-term securities
(Cost: $8,565,716)                                                           $8,564,796

Total investments in securities
(Cost: $96,279,852)(g)                                                      $95,928,941


See accompanying notes to investments in securities.


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 1999, the value of foreign securities represented 9.63% of net assets.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(f) The following abbreviation is used in portfolio descriptions to identify the insurer of the issue:

MBIA -- Municipal Bond Investors Assurance

(g) At April 30, 1999, the cost of securities for federal income tax purposes was $96,241,943 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $1,753,337
Unrealized depreciation                                           (2,066,339)
                                                                  ----------
Net unrealized depreciation                                        $(313,002)

See accompanying notes to investments in securities.


Investments in Securities

IDS Life Series Fund, Inc.
Money Market Portfolio
April 30, 1999

(Percentages represent value of investments compared to net assets)

U.S. government agency (8.5%)
Issuer                                     Annualized       Amount            Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

Federal Home Loan Mtge Corp Disc Nt
   06-22-99                                    4.72%      $3,900,000         $3,873,581

Total U.S. government agency
(Cost: $3,873,581)                                                           $3,873,581

Certificate of deposit (3.7%)
U.S. Bank Minneapolis
   07-30-99                                    4.98%      $1,700,000         $1,700,000

Total certificate of deposit
(Cost: $1,700,000)                                                           $1,700,000

Commercial paper (79.3%)

Automotive & related (7.6%)
Daimler-Benz
   07-13-99                                    4.86%      $1,900,000         $1,881,661
Ford Motor Credit
   07-08-99                                    4.87        1,600,000          1,585,584
Total                                                                         3,467,245

Banks and savings & loans (14.1%)
ANZ (Delaware)
   10-12-99                                    4.91        1,300,000          1,271,573
Kredietbank North America Finance
   05-10-99                                    4.86        2,000,000          1,997,600
NBD Bank Canada
   06-21-99                                    4.91        1,000,000            993,129
Westpac Capital
   06-10-99                                    4.92        1,600,000          1,591,431
   10-19-99                                    4.91          600,000            586,320
Total                                                                         6,440,053

Broker dealers (7.6%)
Bear Stearns
   05-26-99                                    4.86          500,000            498,337
Morgan Stanley, Dean Witter, Discover & Co
   05-13-99                                    4.90          500,000            499,190
   07-12-99                                    4.87          800,000            792,304
Goldman Sachs Group
   10-13-99                                    4.91        1,700,000          1,662,600
Total                                                                         3,452,431

Commercial finance (16.4%)
Delaware Funding
   06-18-99                                    4.89        1,800,000(b)       1,788,384
Falcon Asset
   05-14-99                                    4.90          600,000(b)         598,943
   05-20-99                                    4.91        1,300,000(b)       1,296,666
New Center Asset Trust
   06-04-99                                    4.93        1,700,000          1,692,229
Variable Funding Capital
   07-20-99                                    4.86        2,100,000(b)       2,077,553
Total                                                                         7,453,775

Energy (4.6%)
Petrofina (Delaware)
   07-14-99                                    4.86        2,100,000          2,079,237

Financial services (18.6%)
Associates First Capital
   07-30-99                                    4.87          900,000            889,200
Corporate Receivables
   07-16-99                                    4.89        2,100,000(b)       2,078,586
Intl Lease Finance
   05-11-99                                    4.91        1,500,000          1,497,987
Sheffield Receivables
   05-17-99                                    4.92        2,000,000(b)       1,995,662
Windmill Funding
   05-04-99                                    4.87        2,000,000(b)       1,999,197
Total                                                                         8,460,632

Health care (1.3%)
Becton Dickinson
   07-13-99                                    4.85          600,000            594,160

Insurance (1.3%)
American General Finance
   05-07-99                                    4.89          600,000            599,518

Miscellaneous (5.4%)
Thames Asset Global
   08-16-99                                    4.90        2,000,000(b)       1,971,348
USAA Capital
   08-26-99                                    4.87          500,000            492,216
Total                                                                         2,463,564

Utilities -- electric (2.4%)
Northern States Power
   05-07-99                                    4.88        1,100,000          1,099,105

Total commercial paper
(Cost: $36,109,720)                                                         $36,109,720


Letters of credit (8.7%)
Bank of America-
AES Hawaii
   06-09-99                                    4.90%      $2,000,000         $1,989,492
Bank of New York-
River Fuel Trust
   07-27-99                                    4.88        2,000,000(b)       1,976,655

Total letters of credit
(Cost: $3,966,147)                                                           $3,966,147

Total investments in securities
(Cost: $45,649,448)(c)                                                      $45,649,448



Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(c) Also represents the cost of securities for federal income tax purposes at April 30, 1999.



See accompanying notes to investments in securities.


Investments in Securities

IDS Life Series Fund, Inc.
Managed Portfolio
April 30, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (62.5%)
Issuer                                                       Shares           Value(a)

Banks and savings & loans (4.7%)
Bank of America                                              140,000        $10,053,750
Mellon Bank                                                   80,000          5,945,000
Washington Mutual                                            140,000          5,757,500
Wells Fargo                                                  240,000         10,365,000
Total                                                                        32,121,250

Chemicals (0.8%)
Waste Management                                             100,000          5,650,000

Communications equipment & services (3.1%)
American Tower Cl A                                          300,000(b)       6,356,250
Lucent Technologies                                          150,000          9,018,750
Nortel Networks                                               90,000(b,c)     6,136,875
Total                                                                        21,511,875

Computers & office equipment (14.0%)
America Online                                               150,000         21,412,500
Ascend Communications                                         80,000(b)       7,730,000
BMC Software                                                 160,000(b)       6,890,000
Cisco Systems                                                140,000(b)      15,968,750
Dell Computer                                                160,000(b)       6,590,000
Fiserv                                                        40,000(b)       2,342,500
Inktomi                                                       30,000(b)       3,592,500
Intl Business Machines                                        40,000          8,367,500
Microsoft                                                    280,000(b)      22,767,500
Total                                                                        95,661,250

Electronics (2.5%)
Intel                                                        180,000         11,013,750
Maxim Integrated Products                                    110,000(b)       6,160,000
Total                                                                        17,173,750

Financial services (2.1%)
Citigroup                                                    110,000          8,277,500
Mutual Risk Management                                       150,000(c)       5,831,250
Total                                                                        14,108,750

Food (1.9%)
Keebler Foods                                                200,000(b)       6,425,000
U.S. Foodservice                                             160,000(b)       6,730,000
Total                                                                        13,155,000

Health care (8.7%)
American Home Products                                       165,000         10,065,000
Boston Scientific                                            400,000(b)      17,025,000
Guidant                                                      100,000          5,368,750
Medtronic                                                    140,000         10,071,250
Pfizer                                                        80,000          9,205,000
Schering-Plough                                              170,000          8,213,125
Total                                                                        59,948,125

Industrial equipment & services (0.4%)
Illinois Tool Works                                           40,000          3,080,000

Insurance (1.9%)
ACE                                                          150,000(c)       4,537,500
American Intl Group                                           70,000          8,220,625
Total                                                                        12,758,125

Leisure time & entertainment (1.2%)
Harley-Davidson                                              140,000          8,347,500

Media (3.5%)
Comcast Cl A                                                 140,000          8,802,500
MediaOne Group                                               190,000(b)      15,496,875
Total                                                                        24,299,375

Multi-industry conglomerates (6.1%)
Danaher                                                      140,000          9,301,250
General Electric                                             160,000         16,880,000
Tyco Intl                                                    190,000(c)      15,437,500
Total                                                                        41,618,750

Retail (6.4%)
Costco Companies                                              60,000(b)       4,856,250
CVS                                                          170,000          8,096,250
Kohl's                                                        80,000(b)       5,315,000
Kroger                                                        70,000(b)       3,801,875
Rite Aid                                                     210,000          4,895,625
Safeway                                                      125,000(b)       6,742,188
Wal-Mart Stores                                              220,000         10,120,000
Total                                                                        43,827,188

Utilities -- telephone (5.1%)
Ameritech                                                    100,000          6,843,750
AT&T                                                         135,000          6,817,500
MCI WorldCom                                                 260,000(b)      21,368,750
Total                                                                        35,030,000

Total common stocks
(Cost: $280,280,545)                                                       $428,290,938


See accompanying notes to investments in securities.

Preferred stock & other (0.2%)

Issuer                                               Shares          Value(a)

Bar Technologies
   Warrants                                            500            $27,500
Bell Technology
   Warrants                                            750             73,125
Century Maintenance
   13.25% Pay-in-kind Series C                      10,636(e)       1,169,960
Clearnet Communications
   Warrants                                            990              7,920
Poland Telecom
   Warrants                                            775(c)          27,125
Vialog
Warrants                                             2,075            103,750

Total preferred stock & other
(Cost: $1,257,050)                                                 $1,409,380

Bonds (28.6%)
Issuer                                       Coupon         Principal         Value(a)
                                              rate            amount

Government obligations (7.2%)
Govt of Algeria
   (U.S. Dollar)
      03-04-00                                 7.06%         $45,455(c)         $40,455
Govt of Russia
   (Russian Ruble)
      09-27-00                                14.00        3,158,829(b,c)         3,586
Govt Trust Certs Israel
      11-15-01                                 9.25          154,481            158,335
U.S. Treasury
      11-15-05                                 5.88       22,000,000         22,617,082
      05-15-07                                 6.63       20,500,000(f)      22,077,291
      08-15-23                                 6.25        4,000,000          4,162,960
Total                                                                        49,059,709

Mortgage-backed securities (7.1%)
Federal Home Loan Mtge Corp
      03-01-13                                 5.50          909,544            884,840
      11-01-22                                 8.00          271,809            284,986
      08-01-24                                 8.00          289,211            301,604
      07-01-28                                 6.00        2,425,952          2,354,459
Federal Natl Mtge Assn
      02-15-08                                 5.75       10,000,000          9,931,055
      01-01-09                                 5.50        1,275,415          1,246,182
      06-01-10                                 6.50        1,065,106          1,075,980
      08-01-11                                 8.50          753,232            786,262
      09-01-13                                 6.00          930,534            923,475
      04-01-22                                 8.00          100,661            105,164
      04-01-23                                 8.50          150,292            158,798
      05-01-24                                 6.00        1,443,286          1,405,270
      06-01-24                                 9.00           76,055             81,416
      06-01-25                                 8.50          307,732(f)         323,710
      08-01-25                                 7.50          446,171            459,096
      09-01-25                                 6.50          840,379            835,984
      09-01-25                                 7.00          613,024            621,888
      12-01-25                                 7.00        1,459,743          1,480,850
      02-01-26                                 7.00          620,490            629,270
      04-01-26                                 7.00          740,221            750,695
      05-01-26                                 7.50        1,367,709          1,406,908
      09-01-26                                 7.50          686,695            706,376
      09-01-28                                 6.00        2,058,691          1,996,745
      09-01-28                                 6.50        1,985,029          1,973,880
      11-01-28                                 6.00        5,966,152          5,787,281
      12-01-28                                 6.00        3,975,572          3,855,946
      12-01-28                                 6.50        1,979,419          1,968,453
      01-01-29                                 6.50        2,966,447          2,950,013
   Collateralized Mtge Obligation
      09-25-08                                 4.50        1,500,000          1,393,000
Merrill Lynch Mtge Investors
      06-15-21                                 7.99          206,726(d)         192,352
Merrill Lynch Mtge Investors Cl D
   Series 1996-C2
      12-21-28                                 6.96          900,000            871,083
Total                                                                        47,743,021

Aerospace & defense (0.1%)
Northrop-Grumman
      03-01-16                                 7.75          500,000            520,035

Airlines (--%)
Continental Airlines
   Series 1996A
      04-15-15                                 6.94          465,264            473,187

Automotive & related (0.1%)
MSX Intl
   Company Guaranty
      01-15-08                                11.38          855,000            855,000

Banks and savings & loans (1.1%)
Banca Commercial Italian
   (U.S. Dollar)
      07-15-07                                 8.25          500,000(c)         542,284
Banco General
   (U.S. Dollar)
      08-01-02                                 7.70          750,000(c,d)       693,968
BankAmerica
   Sub Nts Series B
      12-31-26                                 7.70        1,000,000(d)       1,007,863
CEI Citicorp Holdings
   (Argentine Peso)
      02-14-07                                11.25          250,000(c,d)       185,000
Dao Heng Bank
   (U.S. Dollar) Sub Nts
      01-24-07                                 7.75          750,000(c,d)       695,625
Firstar Capital
   Company Guaranty Series B
      12-15-26                                 8.32          500,000            518,777
Mellon Capital
   Company Guaranty Series A
      12-01-26                                 7.72          750,000            762,005
Morgan (JP)
   Sr Sub Medium-term Nts Series A
      02-15-12                                 5.70          500,000(h)         448,530
Norwest
   Sr Medium-term Nts Series G
      09-15-02                                 6.38          800,000            809,661
Riggs Natl
   Sub Nts
      02-01-06                                 8.50          100,000            104,250
Union Planters Bank
   Sub Nts
      03-15-18                                 6.50          500,000            486,849
Union Planters Capital
   Company Guaranty
      12-15-26                                 8.20        1,000,000            991,222
Wilshire Financial Services
   Series B
      08-15-04                                13.00          750,000(b)         112,500
Total                                                                         7,358,534

Building materials & construction (0.4%)
Formica
   Sr Sub Nts
      03-01-09                                10.88          850,000(d)         859,562
Foster Wheeler
      11-15-05                                 6.75          750,000            726,595
Pulte
   Sr Nts
      12-15-03                                 7.00          500,000            509,180
Tyco Intl Group
   (U.S. Dollar) Company Guaranty
      01-15-29                                 6.88          700,000(c)         682,200
Total                                                                         2,777,537

Chemicals (0.3%)
Allied Waste North America
   Company Guaranty Series B
      01-01-09                                 7.88          700,000            687,750
Waste Management
   Sr Nts
      07-15-28                                 7.00        1,500,000          1,449,237
Total                                                                         2,136,987

Communications equipment & services (0.8%)
Jordan Telecommunications Products
   Sr Nts Series B
      08-01-07                                 9.88        1,000,000          1,010,000
NTL
   Zero Coupon Sr Nts Series B
      04-01-03                                 9.10        1,515,000(g)       1,064,288
PhoneTel Technologies
   Sr Nts
      12-15-06                                12.00        1,000,000(b)         290,000
Talton Holdings
   Company Guaranty Sr Nts Series B
      06-30-07                                11.00          315,000            284,288
U S West Capital Funding
   Company Guaranty
      07-15-28                                 6.88        1,000,000            993,010
Vialog
   Company Guaranty
      11-15-01                                12.75        2,075,000          1,691,124
Total                                                                         5,332,710

Computers & office equipment (0.2%)
Cooperative Computing
   Sr Sub Nts
      02-01-08                                 9.00          500,000            450,000
Globix
   Sr Nts
      05-01-05                                13.00          750,000            771,563
Total                                                                         1,221,563

Electronics (0.2%)
Hyundai Semiconductor
  (U.S. Dollar) Sr Nts
      05-15-07                                 8.63          500,000(c,d)       423,139
Reliance Electric
      04-15-03                                 6.80          500,000            515,962
Thomas & Betts
      01-15-06                                 6.50          400,000            401,024
Total                                                                         1,340,125

Energy (0.7%)
Enron Oil & Gas
      11-15-06                                 6.70        1,000,000          1,016,482
Honam Oil Refinery
   (U.S. Dollar)
      10-15-05                                 7.13        1,000,000(c,d)       945,000
Parker & Parsley Petroleum
   Sr Nts
      08-15-07                                 8.25          500,000            455,302
Rayovac
   Sr Sub Nts Series B
      11-01-06                                10.25          925,000          1,011,719
USX
      03-01-08                                 6.85        1,500,000          1,495,883
Total                                                                         4,924,386

Energy equipment & services (0.1%)
Northern Offshore ASA
   (U.S. Dollar) Company Guaranty
      05-15-05                                10.00        1,250,000(c,d)       475,000

Financial services (0.5%)
Arcadia Financial
   Sr Nts
      03-15-07                                11.50        1,000,000            815,000
Bat-CRAVE-800
      08-12-00                                 6.68          700,000(d)         706,075
GenAmerica Capital
   Company Guaranty
      06-30-27                                 8.53          500,000            476,262
Salomon
   Sr Nts
      01-15-06                                 6.75          500,000            501,265
Wilmington Trust
      05-01-08                                 6.63          800,000            793,333
Total                                                                         3,291,935

Food (0.1%)
Daya Guna
   (U.S. Dollar) Company Guaranty
      06-01-07                                10.00          400,000(c,d)       296,000
RAB Enterprises
   Company Guaranty
      05-01-05                                10.50        1,250,000            687,500
Total 983,500

Health care (0.2%)
Watson Pharmaceuticals
   Sr Nts
      05-15-08                                 7.13        1,500,000          1,501,431

Health care services (0.7%)
Paracelsus Healthcare
   Sr Sub Nts
      08-15-06                                10.00        1,000,000            720,000
Physician Sales & Service
   Company Guaranty
      10-01-07                                 8.50        1,000,000          1,018,750
Service Corp Intl
      03-15-08                                 6.50        1,500,000          1,430,972
Tenet Healthcare
   Sr Sub Nts
      12-01-08                                 8.13        1,800,000(d)       1,750,482
Total                                                                         4,920,204

Household products (--%)
Scotts
   Sr Sub Nts
      01-15-09                                 8.63          290,000(d)         300,513

Industrial equipment & services (0.3%)
Ametek
   Sr Nts
      07-15-08                                 7.20        1,500,000          1,438,627
Case
      08-01-05                                 7.25          850,000            860,035
Total                                                                         2,298,662

Insurance (0.6%)
American United Life Insurance
      03-30-26                                 7.75          500,000(d)         505,040
Americo Life
   Sr Sub Nts
      06-01-05                                 9.25          600,000            615,000
New England Mutual
      02-15-24                                 7.88          250,000(d)         271,476
Presidential Life
   Sr Nts
      02-15-09                                 7.88          750,000            731,226
Principal Mutual
      03-01-44                                 8.00          250,000(d)         261,988
SAFECO Capital
   Company Guaranty
      07-15-37                                 8.07        1,000,000            993,015
SunAmerica
      08-30-05                                 7.34          700,000            746,756
Total                                                                         4,124,501

Leisure time & entertainment (0.4%)
Coast Hotels & Casino
   Sr Sub Nts
      04-01-09                                 9.50          900,000(d)         920,250
Time Warner
   Sr Nts
      01-15-28                                 6.95          500,000            498,080
Trump Atlantic City Assn/Funding
   1st Mtge Company Guaranty
      05-01-06                                11.25        1,000,000            875,000
United Artists Theatres
   Series 1995A
      07-01-15                                 9.30          708,359            636,680
Total                                                                         2,930,010

Media (1.8%)
Capstar Broadcasting
   Zero Coupon Sr Disc Nts
      02-01-02                                 7.49        1,000,000(d,g)       855,000
Chancellor Media
   Sr Nts
      11-01-08                                 8.00        1,000,000(d)       1,032,500
Cox Communications
      06-15-25                                 7.63          500,000            539,712
CSC Holdings
   Sr Nts
      07-15-08                                 7.25        1,000,000          1,014,566
   Sr Sub Nts
      11-01-05                                 9.25          500,000            538,750
Globo Communicacoes Participacoes
   (U.S. Dollar) Sr Nts
      12-05-08                                10.63        1,000,000(c,d)       807,500
Outdoor Systems
   Company Guaranty
      06-15-07                                 8.88        1,000,000          1,065,000
Paxson Communications
   Sr Sub Nts
      10-01-02                                11.63        1,000,000          1,047,500
Price Communications Wireless
   Company Guaranty Series B
      12-15-06                                 9.13        1,000,000          1,052,500
Rogers Cablesystems
   (Canadian Dollar)
      01-15-14                                 9.65          600,000(c)         453,953
Sony
   (U.S. Dollar)
      03-04-03                                 6.13        1,400,000(c)       1,409,568
TCI Communications
      08-01-15                                 8.75        1,000,000          1,208,707
TeleWest Communications
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      04-15-09                                 9.25          400,000(c,d)       270,000
Time Warner Entertainment
   Sr Nts
      07-15-33                                 8.38          500,000            586,566
Turner Broadcasting
      07-01-13                                 8.38          250,000            286,632
Total                                                                        12,168,454

Metals (0.1%)
EnviroSource
   Sr Nts
      06-15-03                                 9.75          170,000             98,600
   Sr Nts Series B
      06-15-03                                 9.75          400,000            232,000
Imexsa Export Trust
   (U.S. Dollar)
      05-31-03                                10.13          439,901(c,d)       422,305
Total                                                                           752,905

Miscellaneous (1.2%)
Advanced Glassfiber Yarn
   Sr Sub Nts
      01-15-09                                 9.88          615,000(d)         628,838
Bistro Trust
   Sub Nts
      12-31-02                                 9.50        1,000,000(d)         962,200
Centaur Mining & Exploration
   (U.S. Dollar) Company Guaranty
      12-01-07                                11.00          500,000(c)         472,500
DTE Burns Harbor LLC
   (U.S. Dollar) Sr Nts
      01-30-03                                 6.57          630,840(c,d)       613,807
Great Central Mines
   (U.S. Dollar) Sr Nts
      04-01-08                                 8.88        1,000,000(c,d)       990,000
ISG Resources
      04-15-08                                10.00          835,000            860,050
Nationwide Credit
   Sr Nts Series A
      01-15-08                                10.25          750,000            401,250
Norcal Waste Systems
   Company Guaranty Series B
      11-15-05                                13.50          500,000            556,250
NSM Steel
   Company Guaranty
      02-01-06                                12.00          625,000(b,d)       125,781
NTex
   (U.S. Dollar) Sr Nts
      06-01-06                                11.50          700,000(c)         647,500
Outsourcing Solutions
   Sr Sub Nts Series B
      11-01-06                                11.00        1,000,000            995,000
Poland Telecom Finance
   (U.S. Dollar) Company Guaranty Series B
      12-01-07                                14.00          775,000(c)         709,125
United Inds
   Sr Sub Nts
      04-01-09                                 9.88          360,000(d)         375,300
Total                                                                         8,337,601

Multi-industry conglomerates (0.5%)
Coltec Inds
   Company Guaranty
      04-15-08                                 7.50        1,000,000          1,047,500
Crane
      06-15-99                                 7.25          250,000            250,364
Hutchison Whampoa Finance
   (U.S. Dollar) Company Guaranty
      08-01-17                                 7.45          250,000(c,d)       229,285
Prime Succession
   Sr Sub Nts
      08-15-04                                10.75        1,000,000            721,250
USI American Holdings
   Sr Nts Series B
      12-01-06                                 7.25          850,000            859,282
Total                                                                         3,107,681

Paper & packaging (0.5%)
Doman Inds
   (U.S. Dollar) Sr Nts Series B
      11-15-07                                 9.25          350,000(c)         238,000
Gaylord Container
   Sr Nts Series B
      06-15-07                                 9.38        1,000,000            945,000
Intl Paper
      11-15-12                                 5.13          250,000            211,372
Owens-Illinois
   Sr Nts
      05-15-08                                 7.35        1,500,000          1,495,071
Packaging Corp of America
   Sr Sub Nts
      04-01-09                                 9.63          250,000(d)         260,000
Repap New Brunswick
   (U.S. Dollar) Sr Nts
      06-01-04                                 9.00          600,000(c)         580,500
Total                                                                         3,729,943

Real estate investment trust (0.1%)
Property Trust of America
      02-15-14                                 7.50          750,000            747,886

Restaurants & lodging (0.1%)
Domino's
   Sr Sub Nts
      01-15-09                                10.38          650,000(d)         676,000

Retail (0.2%)
Meyer (Fred)
   Company Guaranty
      03-01-08                                 7.45        1,000,000          1,049,891
Pep Boys - Manny, Moe & Jack
      06-01-05                                 7.00          500,000            486,761
Total                                                                         1,536,652

Textiles & apparel (0.2%)
Anvil Knitwear
   Sr Nts Series B
      03-15-07                                10.88        1,000,000            500,000
Westpoint Stevens
   Sr Nts
      06-15-08                                 7.88          750,000            774,375
Total                                                                         1,274,375

Transportation (0.3%)
American Architectural
   Company Guaranty
      12-01-07                                11.75        1,000,000            800,000
Enterprises Shipholding
   (U.S. Dollar) Sr Nts
      05-01-08                                 8.88        1,000,000(c)         700,000
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
      06-15-04                                 9.25          200,000(c)         110,000
      06-15-07                                 9.50          300,000(c)         159,000
Total                                                                         1,769,000

Utilities -- electric (1.1%)
Alabama Power
   1st Mtge
      12-01-24                                 9.00          300,000            322,238
California Infrastructure-
   Pacific Gas & Electric Series 1997-1
      09-25-05                                 6.32        1,000,000          1,018,010
Cleveland Electric Illuminating
   1st Mtge Series B
      05-15-05                                 9.50        1,000,000          1,067,649
CMS Energy
   Sr Nts
      11-15-04                                 7.63          500,000            511,357
Connecticut Light & Power
   1st Mtge Series C
      06-01-02                                 7.75        1,000,000          1,026,975
El Paso Electric
   1st Mtge Series D
      02-01-06                                 8.90          650,000            734,500
Jersey Central Power & Light
   1st Mtge
      11-01-25                                 6.75        1,000,000            938,138
Salton Sea Funding
   Series C
      05-30-10                                 7.84          300,000            317,507
Sithe Independence Funding
   Series A
      12-30-13                                 9.00          150,000            168,018
Texas-New Mexico Power
   1st Mtge Series U
      09-15-00                                 9.25          400,000            415,000
TU Electric Capital
   Company Guaranty
      01-30-37                                 8.18          750,000            781,078
Total                                                                         7,300,470

Utilities -- telephone (1.4%)
Airtouch Communications
      05-01-08                                 6.65        1,000,000          1,020,298
Bell Atlantic
      09-01-08                                 6.38           70,000             68,670
   Series P
      01-01-06                                 4.88          130,000            121,722
Geotek Communications
   Cv Sr Sub Nts
      02-15-01                                12.00          205,000(b)             256
GTE North
   Series F
      02-15-10                                 6.38        1,000,000          1,005,682
Intermedia Communications
   Sr Nts Series B
      11-01-07                                 8.88          500,000            505,000
Zero Coupon Sr Disc Nts Series B
      07-15-02                                 9.54        1,000,000(g)         767,500
ITC Deltacom
   Sr Nts
      03-01-08                                 8.88        1,150,000          1,187,375
McLeod USA
   Sr Nts
      02-15-09                                 8.13          500,000(d)         497,500
MetroNet Communications
   (U.S. Dollar) Sr Nts
      11-01-08                                10.63          400,000(c,d)       471,000
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      06-15-03                                 9.95          250,000(c,g)       195,625
Mountain States Telephone & Telegraph
      06-01-05                                 5.50           80,000             77,159
Qwest Communications Intl
      11-01-08                                 7.50        1,000,000(d)       1,050,488
Rogers Cantel
   (U.S. Dollar)
      06-01-08                                 9.38          450,000(c)         497,250
RSL Communications
   (U.S. Dollar) Company Guaranty
      11-15-08                                10.50          500,000(c)         522,500
U S WEST Communications
      11-10-26                                 7.20          700,000            697,495
WorldCom
      04-01-07                                 7.75        1,000,000          1,079,437
Total                                                                         9,764,957

Total bonds
(Cost: $200,818,460)                                                       $195,734,474

Issuer                                      Annualized      Amount            Value(a)
                                          yield on date   Payable at
                                           of purchase     maturity
U.S. government agencies (7.8%)
Federal Home Loan Mtge Corp Disc Nts
      05-07-99                                 4.80%      $1,200,000         $1,199,046
      05-10-99                                 4.77        2,700,000          2,696,801
      05-12-99                                 4.73        1,600,000          1,597,692
      05-18-99                                 4.79        2,100,000          2,094,687
      05-24-99                                 4.71       17,500,000         17,447,563
      06-16-99                                 4.75        4,100,000          4,072,968
      06-21-99                                 4.72        4,700,000          4,667,675
      06-22-99                                 4.72        2,600,000          2,582,386
Federal Natl Mtge Assn Disc Nts
      05-07-99                                 4.72        8,500,000          8,493,327
      06-17-99                                 4.73        9,000,000          8,943,918
Total 53,796,063

Commercial paper (0.3%)
Deutsche Bank Financial
      06-15-99                                 4.81          500,000            497,013
Fleet Funding
      06-09-99                                 4.82        1,300,000(i)       1,293,240
Total                                                                         1,790,253

Total short-term securities
(Cost: $55,591,168)                                                         $55,586,316

Total investments in securities
(Cost: $537,947,223)(j)                                                    $681,021,108



See accompanying notes to investments in securities.


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 1999, the value of foreign securities represented 6.93% of net assets.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 7 to the financial statements):

Type of security                                                     Contracts
S&P 500 Index, June 1999                                                    44

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 1999.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(j) At April 30, 1999,  the cost of securities  for federal  income tax purposes
was   $537,884,462   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                                          $154,689,047
Unrealized depreciation                                           (11,552,401)
                                                                  -----------
Net unrealized appreciation                                      $143,136,646



See accompanying notes to investments in securities.

Investments in Securities

IDS Life Series Fund, Inc.
Government Securities Portfolio
April 30, 1999

(Percentages represent value of investments compared to net assets)

Bonds (92.9%)
Issuer                                       Coupon          Principal        Value(a)
                                              rate            amount

Mortgage-backed securities (74.1%)
Federal Home Loan Mtge Corp
      06-01-12                                 7.00%        $170,754           $174,702
      01-01-13                                 6.00          357,799            355,621
      02-01-13                                 6.50          245,802            248,580
      12-01-27                                 6.00          289,145            281,058
      05-01-28                                 7.00          345,957            351,022
      08-01-28                                 7.00          190,079            192,950
Federal Natl Mtge Assn
      02-13-04                                 5.13        1,125,000          1,101,388
      02-15-08                                 5.75          550,000            546,208
      05-15-08                                 6.00          400,000            403,038
      03-01-10                                 5.50          500,000(b)         485,313
      03-01-10                                 6.50          630,000(b)         635,709
      06-01-10                                 6.50          266,276            268,995
      08-01-11                                 8.50           97,920            102,214
      09-01-12                                 7.00          179,656            183,643
      03-01-13                                 6.00          183,566            182,344
      04-01-13                                 5.50          375,948            365,451
      06-01-13                                 6.00          720,837            715,370
      07-01-13                                 6.00          466,950            463,009
      07-01-13                                 6.50          458,322            462,594
      03-01-23                                 9.00           75,757             81,049
      04-01-23                                 8.50          150,292            158,798
      09-01-23                                 8.50          208,473            220,403
      03-01-25                                 6.50        1,000,000(b)         994,063
      03-01-25                                 7.00          500,000(b)         506,719
      03-01-25                                 8.50           60,597             63,799
      09-01-25                                 7.00          180,266            182,873
      04-01-27                                 6.50          241,449            240,441
      03-01-28                                 6.50        1,034,874          1,029,260
      04-01-28                                 6.00          287,692            279,072
      08-01-28                                 7.00          455,631            462,030
      09-01-28                                 6.00          665,197            645,181
      10-01-28                                 6.00          737,617            715,422
      10-01-28                                 7.00        1,012,159          1,026,157
      11-01-28                                 6.00          494,912            480,065
      12-01-28                                 6.50          494,855            492,113
      12-01-28                                 7.00          386,066            391,495
      03-01-29                                 6.50          497,083            494,329
   Collateralized Mtge Obligation
      07-18-19                                 5.50          250,000            246,295
Govt Natl Mtge Assn
      05-15-17                                 8.00           33,083             34,887
Total                                                                        16,263,660

U.S. government obligations (18.8%)
Resolution Funding Corp
      10-15-19                                 8.13          400,000            491,213
   Zero Coupon
      04-15-05                                 5.66          200,000(c)         143,401
      10-15-09                                 7.12          460,000(c)         250,026
U.S. Treasury
      02-28-03                                 5.50          150,000            151,273
      11-15-16                                 7.50          700,000            820,473
      08-15-23                                 6.25          725,000            754,537
      11-15-24                                 7.50          895,000          1,081,333
      08-15-25                                 6.88          150,000            169,176
   TIPS
      01-15-09                                 3.88          250,000(d)         249,610
Total 4,111,042

Total bonds
(Cost: $20,135,917)                                                         $20,374,702

Short-term securities (18.2%)

Issuer                                     Annualized         Amount          Value(a)
                                          yield on date     payable at
                                           of purchase       maturity
U.S. government agencies
Federal Home Loan Bank Disc Nts
      05-21-99                                 4.77%        $700,000           $698,157
      05-26-99                                 4.70          700,000            697,720
Federal Home Loan Mtge Corp Disc Nts
      05-06-99                                 4.80        1,300,000          1,299,138
      05-14-99                                 4.69          600,000            598,986
      06-15-99                                 4.73          700,000            695,879

Total short-term securities
(Cost: $3,989,880)                                                           $3,989,880

Total investments in securities
(Cost: $24,125,797)(e)                                                      $24,364,582


See accompanying notes to investments in securities.


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At April 30, 1999, the cost of securities purchased, including interest purchased, on a when-issued basis was $2,633,060.

(c) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(d) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(e) At April 30, 1999, the cost of securities for federal income tax purposes was $24,123,314 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $336,432
Unrealized depreciation                                                (95,164)
                                                                       -------
Net unrealized appreciation                                           $241,268



See accompanying notes to investments in securities.


Investments in Securities

IDS Life Series Fund, Inc.
International Equity Portfolio
April 30, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (83.5%)
Issuer                                                        Shares          Value(a)

Argentina (0.3%)

Utilities -- telephone
Telefonica de Argentina ADR                                   23,000           $859,625

Australia (1.7%)

Insurance (0.8%)
AMP                                                          186,000          2,172,462

Transportation (0.9%)
Brambles Inds                                                 88,000          2,585,880

Canada (1.0%)

Multi-industry conglomerates (0.5%)
Bombardier Cl B                                               99,100          1,536,961

Utilities -- telephone (0.5%)
BCE                                                           31,800          1,452,863

France (15.7%)

Banks and savings & loans (3.1%)
Banque Natl de Paris                                         106,643          8,839,670

Electronics (2.2%)
SGS-Thomson Microelectronics                                  59,990          6,249,805

Energy (6.8%)
Elf Aquitaine                                                 57,644          8,953,278
Total Petroleum Cl B                                          75,474         10,335,062
Total                                                                        19,288,340

Food (1.1%)
Sodexho Alliance                                              19,048          3,125,586

Industrial equipment & services (2.1%)
Castorama Dubois                                              24,440          5,848,978

Utilities -- electric (0.4%)
Suez Lyonnaise des Eaux                                        6,193          1,053,507

Germany (6.9%)

Automotive & related (3.5%)
Bayerische Motoren Werke                                       8,030          5,752,490
Volkswagen                                                    59,008          4,183,543
Total                                                                         9,936,033

Industrial equipment & services (3.4%)
Mannesmann                                                    72,546          9,550,856

Hong Kong (0.6%)

Multi-industry conglomerates
Hutchison Whampoa                                            200,000          1,793,320

Italy (6.2%)

Banks and savings & loans (5.9%)
Banca Intesa                                                 884,710          4,711,346
Instituto Bancario San Paolo di Torino                       398,411          5,977,640
Unicredito Italiano                                        1,205,780          6,115,355
Total                                                                        16,804,341

Utilities -- telephone (0.3%)
Telecom Italia                                                85,169            906,198

Japan (5.6%)

Automotive & related (0.5%)
Honda Motor                                                   35,000          1,541,939

Banks and savings & loans (0.2%)
Sakura Bank                                                  169,000            652,526

Computers & office equipment (1.2%)
Fujitsu                                                      201,000          3,442,728

Electronics (0.8%)
Fujikura                                                      39,000            203,174
Tokyo Electron                                                38,000          2,164,245
Total                                                                         2,367,419

Media (0.5%)
Sony                                                          16,000          1,494,200

Utilities -- telephone (2.4%)
Nippon Telegraph & Telephone                                   3,810          4,148,415
NTT Mobile Communication Network                                 470          2,755,559
Total                                                                         6,903,974

Mexico (1.7%)

Banks and savings & loans (0.1%)
Grupo Financiero Banamex Accival                             130,570(b)         332,784

Media (0.4%)
Grupo Televisa                                                26,900(b)       1,102,900

Multi-industry conglomerates (0.5%)
Grupo Financiero Banorte Cl B                              1,000,000(b)       1,296,537

Retail (0.7%)
Controladora Comercial Mexicana GDR                           90,000          1,878,750

Netherlands (5.2%)

Industrial equipment & services (2.8%)
Philips Electronics                                           91,906          7,914,292

Utilities -- telephone (2.4%)
Equant                                                        76,112          6,908,070

Singapore (1.1%)

Banks and savings & loans (0.1%)
United Overseas Bank                                          32,000            247,126

Financial services (1.0%)
DBS Land                                                   1,535,000          2,841,439

Spain (3.5%)

Building materials & construction (1.0%)
Fomento de Construcciones y Contractas                        46,855          2,861,505

Utilities - telephone (2.5%)
Telefonica de Espana                                         149,641          7,012,207

Sweden (3.2%)

Banks and savings & loans (0.6%)
Nordbanken Holding                                           263,119          1,652,677

Communications equipment & services (2.6%)
Ericsson (LM) Cl B                                           284,543          7,469,339

Switzerland (3.5%)

Banks and savings & loans
UBS                                                           29,173          9,907,305

United Kingdom (17.2%)

Banks and savings & loans (0.4%)
Standard Chartered                                            60,205          1,086,742

Insurance (0.7%)
Allied Zurich                                                136,698          1,873,719

Media (0.9%)
British Sky Broadcasting Group                               278,930          2,465,853

Multi-industry conglomerates (5.2%)
General Electric                                             983,559         10,380,187
Williams                                                     621,664          4,238,070
Total                                                                        14,618,257

Retail (1.5%)
Great Universal Stores                                       362,974          4,137,323

Transportation (1.3%)
Stagecoach Holdings                                        1,091,798          3,785,264

Utilities - telephone (7.3%)
Cable & Wireless Communications                              568,861          6,493,207
Orange                                                       467,622          6,341,983
Vodafone                                                     432,895          7,925,527
Total                                                                        20,760,717

United States (9.7%)

Communications equipment & services (1.0%)
Lucent Technologies                                           49,400          2,970,175

Computers & office equipment (1.2%)
America Online                                                14,600          2,084,150
Intel                                                         23,000          1,407,313
Total                                                                         3,491,463

Financial services (0.7%)
Citigroup                                                     28,000          2,107,000

Health care (0.8%)
Pfizer                                                        20,500         2,358,781

Household products (0.9%)
Colgate-Palmolive                                             24,000          2,458,500

Retail (2.7%)
Rite Aid                                                      90,000          2,098,125
Safeway                                                       48,000(b)       2,589,000
Wal-Mart Stores                                               65,200          2,999,200
Total                                                                         7,686,325

Utilities -- telephone (2.4%)
AT&T                                                          48,600          2,454,300
MCI WorldCom                                                  18,800(b)       1,545,125
SBC Communications                                            47,400          2,654,400
Total 6,653,825

Total common stocks
(Cost: $190,019,371)                                                       $236,286,086


See accompanying notes to investments in securities.

Other (0.4%)

Issuer                                            Shares           Value(a)

Italy (0.4%)
Banca Intesa
   Warrants                                       884,710         $1,009,543

Spain (--%)
Telefonica
   Rights                                         149,641            139,136

Total other
(Cost: $194,747)                                                  $1,148,679

Bond (4.4%)
Issuer                                      Coupon         Principal          Value(a)
                                             rate            amount

United Kingdom
United Kingdom Treasury
   (British Pound)
      06-07-02                                 7.00%       7,300,000        $12,424,556

Total bond
(Cost: $12,091,023)                                                         $12,424,556


Short-term securities (11.0%)

Issuer                                    Annualized         Amount           Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies (9.8%)
Federal Home Loan Mtge Corp Disc Nts
      05-06-99                                 4.75%      $1,300,000         $1,299,144
      05-14-99                                 4.77        3,100,000          3,094,694
      05-17-99                                 4.80          900,000            897,846
      05-18-99                                 4.79        1,600,000          1,595,952
      05-20-99                                 4.75       12,800,000         12,768,079
      06-15-99                                 4.73        1,100,000          1,093,524
      06-16-99                                 4.75        2,000,000          1,986,814
Federal Natl Mtge Assn Disc Nts
      05-18-99                                 4.70        3,900,000          3,891,363
      05-19-99                                 4.72        1,100,000          1,097,415
Total                                                                        27,724,831

Commercial paper (1.2%)
Ciesco LP
      05-27-99                                 4.82          600,000(c)         597,920
GTE Funding
      05-05-99                                 4.85          800,000            799,570
Salomon Smith Barney
      05-10-99                                 4.84        1,100,000          1,098,675
Thames Asset Global
      05-27-99                                 4.83          500,000(c)         498,259
Westpac Capital
      06-10-99                                 4.83          500,000            497,333
Total                                                                         3,491,757

Total short-term securities
(Cost: $31,218,412)                                                         $31,216,588

Total investments in securities
(Cost: $233,523,553)(d)                                                    $281,075,909



See accompanying notes to investments in securities.


Notes to investments in securities


(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(b) Non-income producing.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(d) At April 30, 1999,  the cost of securities  for federal  income tax purposes
was   $233,582,894   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                                         $50,628,947
Unrealized depreciation                                          (3,135,932)
                                                                 ----------
Net unrealized appreciation                                     $47,493,015



See accompanying notes to investments in securities.

PART C. OTHER INFORMATION

Item 23. Exhibits

(a) Articles of Incorporation as amended December 20, 1994, filed electronically as Exhibit 1 with Post-Effective Amendment No. 18 to Registration Statement No. 2-97636 are incorporated by reference.

(b) By-laws filed electronically as Exhibit 2 with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 are incorporated by reference.

(c)      Stock   Certificate  filed  as  Exhibit  No.  3  to  Registrant's
         Registration Statement No. 2-97636 is incorporated by reference.

(d)(1) Investment Management and Services Agreement between IDS Life Insurance Company and the Registrant dated December 17, 1985, filed electronically as Exhibit 5(a) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(2)   Investment  Advisory  Agreement  between  IDS  Life  Insurance
         Company and IDS/American Express Inc., dated July 11, 1984, filed electronically as Exhibit 5(b) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(3) Addendum to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation for IDS Life International Equity Portfolio, dated January 1, 1995, filed electronically as Exhibit 5(c) with Post Effective Amendment No. 20 to Registration Statement No. 2-97636 is incorporated by reference.

(e)      Underwriting Contracts: Not Applicable.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount equal to 15 percent of their annual salaries, the maximum amount permitted under Section 404 (a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between IDS Trust Company and Registrant dated January 1, 1986, filed electronically as Exhibit 8 with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(g)(2)   Custody  Agreement dated May 13, 1999 between  American Express
         Trust Company and The Bank of New York filed electronically as Exhibit g(3) with IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745 filed on or about May 24, 1999 is incorporated by reference.

(h)      Other Material Contracts: None.

(i) Opinion and consent of counsel as to the legality of the securities being registered, dated Feb. 9, 1999, filed electronically as Exhibit
         (i) with Post-Effective Amendment No. 23 to Registration Statement No. 2-97636 is incorporated by reference.

(j)      Independent Auditors' Consent filed electronically herewith.

(k)      Omitted Financial Statements: None.

(l)      Initial Capital Agreements: None.

(m)      Rule 12b-1 Plan: None.

(n)      Financial Data Schedule: Not applicable.

(o)(1)   Power of Attorney dated April 11, 1997, filed electronically as
         Exhibit 17 with Post-Effective Amendment No. 20 to Registration Statement No. 2-97636 is incorporated by reference.

(o)(2) Power of Attorney dated April 20, 1999, filed electronically as Exhibit o(2) with Post-Effective Amendment No. 24 to Registration Statement No. 2-97636 is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant

                  Not Applicable.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser (IDS Life Insurance Company)

Directors and officers of IDS Life Insurance Company who are directors and/or officers of one or more other companies:

------------------------------- ---------------------------- ---------------------------- ----------------------------

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Timothy V. Bechtold,            American Centurion Life      IDS Tower 10                 Director and President
Executive Vice President        Assurance Company            Minneapolis, MN  55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President
                                Corporation

                                IDS Life Insurance Company   P.O. Box 5144                Director and President
                                of New York                  Albany, NY  12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

David J. Berry,                                              IDS Tower 10
Vice President                                               Minneapolis, MN  55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mark W. Carter,                 American Express Financial   IDS Tower 10                 Senior Vice President and
Executive Vice President        Advisors Inc.                Minneapolis, MN  55440       Chief Marketing Officer

                                American Express Financial                                Senior Vice President and
                                Corporation                                               Chief Marketing Officer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Robert M. Elconin,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN  55440

                                American Express Financial                                Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lorraine R. Hart,               AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company

                                American Enterprise Life                                  Vice President
                                Insurance Company

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President
                                Corporation

                                American Partners Life                                    Director and Vice
                                Insurance Company                                         President

                                IDS Certificate Company                                   Vice President

                                IDS Life Series Fund, Inc.                                Vice President

                                IDS Life Variable Annuity                                 Vice President
                                Funds A and B

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey S. Horton,              AMEX Assurance Company       IDS Tower 10                 Vice President, Treasurer
Vice President                                               Minneapolis, MN 55440        and Assistant Secretary

                                American Centurion Life                                   Vice President and
                                Assurance Company                                         Treasurer

                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Financial                                Vice President and
                                Corporation                                               Corporate Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Minnesota                                Vice President and
                                Foundation                                                Treasurer

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Partners Life                                    Vice President and
                                Insurance Company                                         Treasurer

                                IDS Cable Corporation                                     Director, Vice President
                                                                                          and Treasurer

                                IDS Cable II Corporation                                  Director, Vice President
                                                                                          and Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Certificate Company                                   Vice President and
                                                                                          Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Alabama Inc.                                              Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Massachusetts Inc.                                        Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Mexico Inc.                                           Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                North Carolina Inc.                                       Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Wyoming Inc.                                              Treasurer

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund Inc.                                 Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Treasurer

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS Sales Support Inc.                                    Vice President and
                                                                                          Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corp.                                         Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer
------------------------------- ---------------------------- ---------------------------- ----------------------------

David R. Hubers,                AMEX Assurance Company       IDS Tower 10                 Director
Director                                                     Minneapolis, MN 55440

                                American Express Financial                                Chairman, President and
                                Advisors Inc.                                             Chief Executive Officer

                                American Express Financial                                Director, President and
                                Corporation                                               Chief Executive Officer

                                American Express Service                                  Director and President
                                Corporation

                                IDS Certificate Company                                   Director

                                IDS Plan Services of                                      Director and President
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

James M. Jensen,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Corporation

                                IDS Life Series Fund, Inc.                                Director
------------------------------- ---------------------------- ---------------------------- ----------------------------

Richard W. Kling,               AMEX Assurance Company       IDS Tower 10                 Director
Director and President                                       Minneapolis, MN 55440

                                American Centurion Life                                   Director and Chairman of
                                Assurance Company                                         the Board

                                American Enterprise Life                                  Director and Chairman of
                                Insurance Company                                         the Board

                                American Express                                          Director and President
                                Corporation

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Financial                                Director and Senior Vice
                                Corporation                                               President

                                American Express Insurance                                Director and President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President
                                Corporation

                                American Partners Life                                    Director and Chairman of
                                Insurance Company                                         the Board

                                IDS Certificate Company                                   Director and Chairman of
                                                                                          the Board

                                IDS Insurance Agency of                                   Director and President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and President
                                Wyoming Inc.

                                IDS Life Series Fund, Inc.                                Director and President

                                IDS Life Variable Annuity                                 Manager, Chairman of the
                                Funds A and B                                             Board and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

                                IDS Life Insurance Company   P.O. Box 5144                Director and Chairman of
                                of New York                  Albany, NY 12205             the Board
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paul F. Kolkman,                American Express Financial   IDS Tower 10                 Vice President
Director and Executive Vice     Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Financial                                Vice President
                                Corporation

                                IDS Life Series Fund, Inc.                                Vice President and Chief
                                                                                          Actuary

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paula R. Meyer,                 American Enterprise Life     IDS Tower 10                 Vice President
Director and Executive Vice     Insurance Company            Minneapolis, MN 55440
President

                                American Express                                          Director
                                Corporation

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and President
                                Insurance Company

                                IDS Certificate Company                                   Director and President

                                American Express Financial                                Vice President
                                Corporation

                                Investors Syndicate                                       Director, Chairman of the
                                Development Corporation                                   Board and President
------------------------------- ---------------------------- ---------------------------- ----------------------------

James A. Mitchell,              AMEX Assurance Company       IDS Tower 10                 Director
Director, Chairman of the                                    Minneapolis, MN 55440
Board and Chief Executive
Officer

                                American Enterprise                                       Director
                                Investment Services Inc.

                                American Express Financial                                Executive Vice President
                                Advisors Inc.

                                American Express Financial                                Director and Executive
                                Corporation                                               Vice President

                                American Express Service                                  Director and Senior Vice
                                Corporation                                               President

                                American Express Tax and                                  Director
                                Business Services Inc.

                                IDS Certificate Company                                   Director

                                IDS Plan Services of                                      Director
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Pamela J. Moret,                American Express Financial   IDS Tower 10                 Vice President
Executive Vice President        Advisors Inc.                Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Corporation

                                American Express Trust                                    Vice President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Barry J. Murphy,                American Express Client      IDS Tower 10                 Director and President
Director and Executive Vice     Service Corporation          Minneapolis, MN 55440
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Financial                                Director and Senior Vice
                                Corporation                                               President
------------------------------- ---------------------------- ---------------------------- ----------------------------

James R. Palmer,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Stuart A. Sedlacek,             AMEX Assurance Company       IDS Tower 10                 Director
Director and Executive Vice                                  Minneapolis, MN 55440
President

                                American Enterprise Life                                  Executive Vice President
                                Insurance Company

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Financial Officer

                                American Express Financial                                Senior Vice President and
                                Corporation                                               Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life                                    Director and Vice President
                                Insurance Agency

                                IDS Certificate Company                                   Director and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

F. Dale Simmons,                AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company

                                American Enterprise Life                                  Vice President
                                Insurance

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President
                                Corporation

                                American Partners Life                                    Vice President
                                Insurance Company

                                IDS Certificate Company                                   Vice President

                                IDS Partnership Services                                  Director and Vice President
                                Corporation

                                IDS Real Estate Services                                  Director and Vice President
                                Inc.

                                IDS Realty Corporation                                    Director and Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

William A. Stoltzmann,          American Enterprise Life     IDS Tower 10                 Director, Vice President,
Vice President, General         Insurance Company            Minneapolis, MN 55440        General Counsel and
Counsel and Secretary                                                                     Secretary

                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Express Financial                                Vice President and
                                Corporation                                               Assistant General Counsel

                                American Partners Life                                    Director, Vice President,
                                Insurance Company                                         General Counsel and
                                                                                          Secretary

                                IDS Life Insurance Company                                Vice President, General
                                                                                          Counsel and Secretary

                                IDS Life Series Fund Inc.                                 General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------

Philip C. Wentzel,              American Centurion Life      IDS Tower 10                 Vice President and
Vice President and Controller   Assurance Company            Minneapolis, MN 55440        Controller, Risk Management

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Controller

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Controller, Risk Management

Item 27. Principal Underwriters

         The Fund has no principal underwriter.

Item 28. Location of Accounts and Records

         American Express Financial Corporation
         IDS Tower 10
         Minneapolis, Minnesota

Item 29. Management Services

         Not applicable

Item 30. Undertakings

         Not applicable.

                                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Life Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of June, 1999.


IDS LIFE SERIES FUND, INC.


By  /s/  Richard W. Kling*
         Richard W. Kling, President

By  /s/  Jeffrey S. Horton*
         Jeffrey S. Horton, Vice President and Treasurer

By /s/   Philip C. Wentzel**
         Philip C. Wentzel Controller

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of June, 1999.

Signature                                            Capacity

/s/      James M. Jensen**                           Director
         James M. Jensen

/s/      Richard W. Kling*                           Director
         Richard W. Kling

/s/      Edward Landes*                              Director
         Edward Landes

/s/      Carl N. Platou*                             Director
         Carl N. Platou

/s/      Gordon H. Ritz*                             Director
         Gordon H. Ritz


*Signed pursuant to Power of Attorney dated April 11, 1997, filed electronically as Exhibit 17 with Post-Effective Amendment No. 20 to Registration Statement No. 2-97636 is incorporated by reference.

**Signed pursuant to Power of Attorney dated April 20, 1999, filed electronically herewith.


/s/ Mary Ellyn Minenko
Mary Ellyn Minenko

                         CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 25
                               TO REGISTRATION STATEMENT NO. 2-97636

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

Part C.

         Other Information.

The signatures.